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[LORD ABBETT LOGO]

                                      2002
                                  ANNUAL REPORT

   LORD ABBETT

     BALANCED FUND

     HIGH YIELD FUND

     LIMITED DURATION U.S. GOVERNMENT FUND

     U.S. GOVERNMENT FUND

   FOR THE YEAR ENDED NOVEMBER 30, 2002

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LORD ABBETT INVESTMENT TRUST
ANNUAL REPORT
FOR THE YEAR ENDED NOVEMBER 30, 2002

DEAR SHAREHOLDERS: We are pleased to provide this overview of the Fund's strategies and performance for the fiscal year ended November 30, 2002. On this and the following pages, we discuss the factors that influenced performance.

     Thank you for investing in Lord Abbett Mutual Funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

BEST REGARDS,

/s/  Robert S. Dow

ROBERT S. DOW
CHAIRMAN

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MARKET OVERVIEW
FOR THE YEAR ENDED NOVEMBER 30, 2002

     Both equity and fixed-income markets were volatile during the year reflecting a host of concerns, including the strength of the U.S. economic recovery, corporate integrity issues and increasing geopolitical risks. As investor confidence in corporate accounting and governance practices diminished, corporate bonds declined along with equities; major credit agencies aggressively downgraded the credit rating of many companies, contributing to the volatility. Only the stocks and bonds of premier credit-quality companies stayed above the fray. For the most part, Treasuries were the investment vehicle of choice for risk-averse investors. Reflecting the increased demand, 10-year and 30-year Treasury yields dropped sharply over much of the year, with the yield on the benchmark 10-year note falling to a 44-year low.

     Economic data remained mixed over the period but there were occasional indicators of growth, and investor sentiment showed signs of improvement in the fourth quarter. Consumer spending was strong throughout the year, boosted in part by record refinancings in the mortgage market, which provided more discretionary funds for consumers.

     The equity market experienced two significant rallies in the final quarter of the year on the back of positive economic data and better-than-expected third-quarter earnings reports. But both rallies were set back by less favorable data indicating a more sluggish recovery than expected.

     In November, the Federal Reserve Board (the Fed) surprised the markets with a 50 basis point cut in the fed funds rate - its twelfth cut in two years. As the new year approached, investors seemed more willing to take on risk to achieve higher returns, providing a boost to the corporate bond market, particularly high yield. Corporate bond issuance also increased as companies moved quickly to meet the growing demand.

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LORD ABBETT BALANCED FUND
FOR THE YEAR ENDED NOVEMBER 30, 2002

     Balanced Fund uses a "fund of funds" investment approach, which currently divides assets among Lord Abbett Affiliated Fund, Lord Abbett Bond-Debenture Fund and Lord Abbett Total Return Fund. Balanced Fund Class A shares returned -6.8%(1) for the year ended November 30, 2002. PLEASE REFER TO PAGE 9 FOR AVERAGE ANNUAL TOTAL RETURNS.

AFFILIATED FUND (represents approximately 61% of Balanced Fund's long-term portfolio)

Q.   HOW DID THE AFFILIATED FUND PERFORM OVER THE YEAR ENDED NOVEMBER 30, 2002?

A. For the year ended November 30, 2002, Lord Abbett Affiliated Fund Class Y shares returned -11.3%,(2) compared with its benchmark, the S&P 500/Barra Value Index,(3) which returned -15.3% over the same period.

Q.   WHAT FACTORS MOST SIGNIFICANTLY AFFECTED PERFORMANCE?

A. During the fiscal year, the Fund benefited from stock selection and a slight overweight in the consumer discretionary sector. Specifically, the Fund's positions in newspaper publishing and apparel companies added to performance. Solid consumer spending during the last twelve months created visible earnings for these positions.

     Stock selection within the industrial sector also aided relative performance during the period. Specifically, a holding focused on aerospace and defense benefited from increased defense spending, as the war on terrorism and Middle East tensions continued. Several other industrial holdings responded favorably to earnings announcements and positive forecasts for the year ahead.

     Despite strong stock selection in the sector, an overweight in the information technology sector hurt Fund performance. The IT sector languished as corporations' capital spending continued their muted trend and hurt the bottom line of IT companies. (Note: In the IT sector, the Fund is overweight the S&P 500/Barra Value Index but underweight the S&P 500 Index.(4)) In addition, the Fund's performance was hurt from specific holdings in the healthcare sector. Pricing pressure, generic competition and a lackluster pipeline of new drugs created a general malaise over the Fund's holdings during the period. Telecommunication services stocks performed poorly during the period as a result of soft consumer and business demand and an increasing competitive market environment. However, the Fund's large underweight within this sector, relative to the S&P 500/Barra Value Index,

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helped offset the effects of this sector's negative performance. Also, the
Fund's underweight in the financial sector hurt relative performance for the period as this sector performed slightly better than the overall market.

Q.   PLEASE DISCUSS THE FUND'S ECONOMIC OUTLOOK AND POSITIONING.

A. In anticipation of a strengthening economy, we will continue to maintain and/or increase the Fund's exposure to stocks in the basic material, consumer discretionary, industrials, technology and transportation sectors of the market. During the quarter, we positioned the portfolios away from energy companies, because we feel that oil prices are currently too high and will ultimately decrease. In addition, we expect the dollar to continue to weaken over time, benefiting some large multi-national companies, as their products become more competitive on a global scale. Going forward, we will continue to remain steadfast on the disciplined investment process and philosophy that has guided our firm for over seventy years and we feel, despite market volatility, we can continue to offer attractive investment opportunities for our investors.

BOND-DEBENTURE FUND (represents approximately 31% of Balanced Fund's long-term portfolio)

Q.   HOW DID THE BOND-DEBENTURE FUND PERFORM OVER THE YEAR ENDED NOVEMBER 30,
2002?

A. The Lord Abbett Bond-Debenture Fund Class Y shares returned -1.6%(2) in the year ended November 30, 2002, compared with its peer group, the Lipper High Current Yield Funds Average,(5) which returned -2.9% for the same period.

Q.   WHAT FACTORS MOST SIGNIFICANTLY IMPACTED PERFORMANCE?

A. In what was a very difficult environment for corporate bonds, the Fund benefited from its diversified positioning in the fixed-income markets, with gains generated in both high-yield and investment grade bonds as well as in mortgage-backed securities (MBS). The Fund focused on the bonds of companies with a history of stable cash flows, strong asset base, sound management and a catalyst for improvement. Cross-over bonds - bonds of formerly investment-grade companies that are currently out of favor - contributed substantially to performance in the second half of the year as the outlook improved with more positive economic and earnings reports and as the worst of the corporate accounting scandals appeared to be over. In the high-yield sector, bonds of companies in the food, healthcare, consumer products, business services and industrial sectors all contributed to performance.

     Absolute yields remained low in the Treasury market, a sector we avoided for

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much of the year as the Fed aggressively cut short-term interest rates. We reduced our Treasury positions early in the first quarter, as yields continued to fall on a relative value basis. In the second half of the year, the Fund took profits in MBS across the maturity spectrum, trimming particularly some of its high-coupon mortgages from the portfolio as declining interest rates increased the risk of prepayments.

     Detracting from performance for the year was the portfolio's overweight in the wireless or cellular phone business, which was caught up, we believe often without merit, in the general angst surrounding the telecommunications industry, a sector in which we were underweight most of the year. The credit ratings of many of these companies were downgraded over the period. By year-end, however, these below investment-grade credits were among the best-performing areas for the Fund as investors searched for higher yield.

     A volatile equity market buffeted convertible bonds for much of the year, detracting from performance. In the fourth quarter, however, as the corporate sector strengthened, the convertible securities asset class also improved.

     As the year drew to a close, in a strategic move designed to capture the improving value opportunities in the equity markets, we increased the equity sensitivity of the portfolio, adding the common stock of well-managed companies whose valuations have suffered in the three-year bear market. All together, the equity-sensitive portion of the portfolio - consisting of convertible and convertible preferred securities and stocks - accounted for as much as 25% of the Fund's assets by the end of 2002, up from approximately 14% earlier in the year.

Q.   PLEASE DISCUSS THE FUND'S ECONOMIC OUTLOOK AND POSITIONING.

A. Going forward, we expect corporate America to experience some profit improvement, although the pace of progress may be uneven. We also expect U.S. economic growth to be positive but modest with little inflationary risk throughout much of the new year, a favorable environment for high-yield bonds. Of course there are many factors that could temporarily alter the course of the markets, among them an increase in geopolitical risk. But the combination of monetary and, with the Republican-controlled Congress, additional fiscal stimulus should provide a foundation for improved performance in 2003.

     Given this outlook, we will continue to emphasize the high-yield bond and convertibles securities portion of the portfolio, where we believe the best total returns can be derived. The high-yield portion will remain the larger sector of the two (55-60% range), and we will make additions to it judiciously. We believe the equity-sensitive portion of the portfolio, including convertible securities,

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will benefit from an improved corporate earnings outlook. Our focus there will be on investment-grade, value-oriented securities with good upside potential in an improving market. In all sectors and in all markets, the Fund will focus on the bonds of companies with a history of stable cash flows, strong asset base, sound management and a catalyst for improvement going forward.

TOTAL RETURN FUND (represents approximately 8% of Balanced Fund's long-term portfolio)

Q.   HOW DID THE TOTAL RETURN FUND PERFORM OVER THE YEAR ENDED NOVEMBER 30,
2002?

A. The Lord Abbett Total Return Fund Class Y shares returned 6.6%(2) in the year ended November 30, 2002, outperforming its peer group, Lipper Intermediate Investment Grade Debt Funds Average,(6) which returned 5.3% for the same period.

Q.   WHAT FACTORS MOST SIGNIFICANTLY IMPACTED PERFORMANCE?

A. The year was a volatile one for non-Treasury products. Following indications that the economic recovery was underway at the end of the first quarter, we increased the portfolio's exposure to corporate bonds, adding the bonds of companies that we thought would benefit from an economic recovery and a return to confidence in the corporate market. At the same time, we took profits in both commercial and residential mortgage-backed securities, where little upside remained.

     This was a profitable strategy for the Fund until the second quarter when issues of corporate malfeasance once again appeared in the headlines. The Fund's relatively small allocations to the bonds of telecommunication and energy-generation companies detracted from performance as these corporate sectors increased in volatility. We exited the more volatile sectors and remained neutral in low beta (low volatility) credits for much of the year. The portfolio's exposure to lower credit-quality, investment-grade corporate bonds, which under performed higher credit-quality bonds in the fallout from corporate accounting concerns, also detracted from performance.

     In the second half of the year, however, we chose to make selective additions to the corporate bond sector in response to increasingly attractive valuations and on the presumption that the process of curing the problems in corporate governance was underway. By year-end, investors were returning to the corporate market. The yield spread between corporate bonds and Treasuries narrowed sharply in October and November, enabling the Fund to recover most if not all of the performance lost earlier in the year in the corporate market.

     Our mortgage strategy paid dividends throughout the period. As a result of the shift from a neutral to an underweight position, the portfolio was less negatively impacted by any losses arising from the enormous 2002 prepayment wave.

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In particular, our decision early in the year to shift from premium (high coupon) securities to lower coupon issues was effective. In the midst of a liquidity crisis in the credit markets, the best thing about mortgages was that they were not corporates. Thus the remaining positions did well. At year-end, as MBS yield spreads began to widen relative to Treasuries and agencies, we have engaged in a modest repositioning in those issues.

     Throughout the year, the Fund remained positioned for an eventual flattening of the Treasury yield curve, i.e., a narrowing of the difference in yields between long- and short-term fixed-income securities. We maintained an overweight in the portfolio's longer maturity holdings, anticipating that if the economy were to pick up and the Fed pushed the fed funds rate higher, yields at the long end would rise less than the yields of short-term bonds. The economy however remained in a "soft patch" throughout the year and the curve moved steadily steeper as the eventual reversal of accommodative central bank policy was postponed. This movement negatively impacted performance.

Q.   PLEASE DISCUSS THE FUND'S OUTLOOK AND POSITIONING.

A. As we move into the year 2003, the economy and the financial markets are at a crossroads. In the credit markets, conditions have improved and, as that happens, we are likely to see aggregate exposure decline. The effect of deleveraging and corporate chastening should produce further improvement even in the absence of strong macroeconomic recovery. While we have conviction about an improving credit trend, the pace and extent of that trend remain uncertain. Default rates are improving but remain meaningfully above average levels. Many industries have excess capacity and pricing power remains slack. A constellation of risks exists, of which war is only one element.

     Accordingly, we will move cautiously as we select corporate bonds for the portfolio. The focus will be on investment-grade, value-oriented securities with good upside potential in an improving market. In all sectors and in all markets, the Fund will focus on the bonds of companies with a history of stable cash flows, strong asset base, sound management and a catalyst for improvement going forward.

     With respect to the mortgage-backed securities market, it is our view that a new low in rates or a peak in prepayments coincides with maximum uncertainty and fear. As these conditions bring with them opportunity, we expect to continue to rebuild portfolio allocations to mortgage backed securities, particularly premiums.

     The fund allocation to emerging markets was increased at year end from about 1% to 3% in response to an improvement in the sector's external environment: global growth prospects,

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investor risk appetite, country credit profiles and fund cash accumulations all improved in the last quarter. We will wait until further progress is made before adding to the portfolio in this sector, and given the formidable financing schedule facing Brazil, we expect to be cautious.

     Finally, we will maintain our flattening portfolio structure, as the shape of the yield curve already appears to incorporate the complex of uncertainties ranging from geopolitical risk to the impact of prospective fiscal stimulus and the timing of the end of the monetary easing cycle.

(1) Reflects total returns at net asset value for Class A shares, with all distributions reinvested for the year ended November 30, 2002.
(2) Reflects the percent change in net asset value for Class Y shares for the year ended November 30, 2002 and includes the reinvestment of all distributions. The Fund issues additional classes of shares with distinct pricing options. For a full discussion of the differences in pricing alternatives, please call Lord Abbett Distributor LLC at 888-522-2388 and ask for the current Prospectus.
(3) The S&P 500/Barra Value Index contains U.S. companies with low price-to-book ratios. Indices are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.
(4) The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock market performance, this popular index includes a representative sample of leading companies in leading industries. Indices are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.
(5) Lipper High Current Yield Funds Average aims at high (relative) current yield from fixed income securities, has no quality or maturity restrictions and tends to invest in lower grade debt issues. An investor cannot invest directly in an average or index.
(6) The Lipper Intermediate Investment Grade Debt Funds Average invests at least 65% of its assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of five to ten years.
Lipper Inc. is a nationally recognized organization that reports on mutual fund total return performance and calculates fund rankings. Peer averages are based on universes of funds with similar investment objectives. Peer group averages include reinvested dividends and capital gains, if any, and exclude sales charges.
(C)2002 REUTERS. All rights reserved. Any copying, republication or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper.

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IMPORTANT PERFORMANCE AND OTHER INFORMATION

PERFORMANCE: PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF ONGOING MARKET VOLATILITY, FUND PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL FLUCTUATION. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Except where noted, comparative fund performance does not account for the deduction of sales charges and would be different if sales charges were included. The Fund offers several classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see the Prospectus.

The Fund's portfolio is actively managed and, therefore, allocations are subject to change.

A NOTE ABOUT RISK: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Funds, please see the Fund's Prospectus.

MUTUAL FUNDS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY BANKS, AND ARE SUBJECT TO INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. For more complete information about this or any Lord Abbett Mutual Fund, including risks, charges and ongoing expenses, please call your Investment Professional or Lord Abbett Distributor LLC at 888-522-2388 for a Prospectus. An investor should read the Prospectus carefully before investing.

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BALANCED FUND (UNAUDITED)
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INVESTMENT COMPARISON

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell 3000(R) Index, 60% Russell 3000(R)/40% Lehman Brothers Aggregate Bond Index and Lipper Balanced Funds Average, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

[CHART]

                        THE FUND                THE FUND                                60% RUSSELL 3000(R)/
                   (CLASS A SHARES) AT     (CLASS A SHARES) AT      RUSSELL 3000(R)     40% LEHMAN BROTHERS      LIPPER BALANCED
                     NET ASSET VALUE    MAXIMUM OFFERING PRICE(1)       INDEX(2)      AGGREGATE BOND INDEX(2)   FUNDS AVERAGE(2)
December 27, 1994             $ 10,000                   $  9,425          $ 10,000                  $ 10,000           $ 10,000
               95             $ 12,064                   $ 11,370          $ 13,461                  $ 12,750           $ 12,414
               96             $ 13,603                   $ 12,821          $ 16,869                  $ 14,996           $ 14,481
               97             $ 15,540                   $ 14,647          $ 21,532                  $ 17,936           $ 16,909
               98             $ 16,737                   $ 15,775          $ 25,636                  $ 20,665           $ 18,918
               99             $ 18,419                   $ 17,360          $ 30,986                  $ 23,250           $ 20,736
               00             $ 19,316                   $ 18,206          $ 30,001                  $ 23,649           $ 21,242
               01             $ 19,749                   $ 18,613          $ 26,635                  $ 23,112           $ 20,720
               02             $ 18,414                   $ 17,355          $ 22,461                  $ 21,618           $ 18,903

                              FISCAL YEAR-END 11/30
                AVERAGE ANNUAL TOTAL RETURN AT MAXIMUM APPLICABLE
              SALES CHARGE FOR THE PERIOD ENDING NOVEMBER 30, 2002

                              1 YEAR        5 YEARS       LIFE OF CLASS
        CLASS A(3)            -12.13%          2.23%               7.20%
        CLASS B(4)            -10.91%            --                1.14%
        CLASS C(5)             -7.33%          2.70%               6.11%

            30-DAY SEC YIELD FOR THE PERIOD ENDING NOVEMBER 30, 2002

                                   CLASS A     CLASS B     CLASS C     CLASS Y
    BALANCED FUND                     3.30%       2.88%       2.89%         --
    AFFILIATED FUND                     --          --          --        1.70%
    BOND-DEBENTURE FUND                 --          --          --        7.83%
    TOTAL RETURN FUND                   --          --          --        4.09%

(1) Reflects the deduction of the maximum sales charge of 5.75%.
(2) Performance for each unmanaged index does not reflect transaction costs, management fees or sales charges. The performance of the indices, is not necessarily representative of the Fund's performance. Performance of each index begins on December 31, 1994.
(3) Total return, which is the percent change in value, after deduction of the maximum sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ending November 30, 2002 using the SEC-required uniform method to compute such return. The Class A Shares were first offered on December 27, 1994.
(4) The Class B shares were first offered on May 1, 1998. Performance reflects the deduction of a CDSC of 4% for 1 year and 2% for the life of the class.
(5) The Class C shares were first offered on July 15, 1996.
Performance is at net asset value. The 1% CDSC for Class C shares normally appears before the first anniversary of the purchase date.

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SCHEDULE OF INVESTMENTS
BALANCED FUND NOVEMBER 30, 2002

                                                                           VALUE
INVESTMENTS                                              SHARES            (000)
--------------------------------------------------------------------------------
INVESTMENTS IN UNDERLYING FUNDS 96.49%

Lord Abbett Affiliated
Fund, Inc.-Class Y (1)                               10,850,387      $   122,175

Lord Abbett
Bond Debenture Fund,
Inc.-Class Y (2)                                      8,632,828           61,984

Lord Abbett Total Return
Fund-Class Y (3)                                      1,536,144           16,068
                                                                     -----------
TOTAL INVESTMENTS IN UNDERLYING FUNDS
(Cost $231,578,285)                                                  $   200,227
                                                                     ===========

                                                      PRINCIPAL
                                                         AMOUNT            VALUE
INVESTMENTS                                               (000)            (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT 2.45%

REPURCHASE AGREEMENT 2.45%

Repurchase Agreement
dated 11/29/2002, 1.27%
due 12/2/2002 with
State Street Bank &
Trust Co. collateralized
by $4,775,000 of
Federal Home Loan
Mortgage Corp. at 5.625%
due 3/15/2011;
value-$5,180,875;
proceeds: $5,077,670
(Cost $5,077,132)                                    $    5,077      $     5,077
                                                                     -----------
TOTAL INVESTMENTS 98.94%
(Cost $236,655,417)                                                  $   205,304
                                                                     ===========

(1) Fund investment objective is to seek long-term growth of capital and income without excessive fluctuations in market value.
(2) Fund investment objective is to provide investors with high current income and the opportunity for capital appreciation to produce a high total return.
(3) Fund investment objective is to provide current income and the opportunity for capital appreciation to produce a high total return.

                       SEE NOTES TO FINANCIAL STATEMENTS.

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LORD ABBETT HIGH YIELD FUND
FOR THE YEAR ENDED NOVEMBER 30, 2002

Q.   HOW DID THE FUND PERFORM OVER THE YEAR ENDED NOVEMBER 30, 2002?

A.   Lord Abbett High Yield Fund returned -1.7%(1) in the year ended
November 30, 2002, compared with its peer group, Lipper High Current Yield Funds Average(2) which returned -2.9% for the period. PLEASE REFER TO PAGE 14 FOR AVERAGE ANNUAL TOTAL RETURNS.

Q.   WHAT FACTORS MOST SIGNIFICANTLY IMPACTED PERFORMANCE?

A. For much of the year, access to capital was restricted to only the highest investment-grade companies. Firms that did not need additional capital, i.e., those with strong and stable cash flows, were rewarded by investors. We increased our purchases of investment-grade corporate bonds during the year, where we identified good companies with the potential for additional credit improvement. Purchases in the investment-grade category provided additional yield to the portfolio and raised the average credit quality of the Fund to B+, its highest level ever.

     Also contributing to performance were crossover credits, i.e. the bonds of formerly investment-grade companies that are currently out of favor, where both prices and yields are attractive. The bonds of companies in cyclical industries, in particular those of the auto sector where we were overweight in the benchmark, and investments in media companies bolstered performance. In this sector, as in all others, we conducted an intensive bottom-up credit analysis, adding to the portfolio only those bonds with a history of stable cash flows, strong asset bases, sound management and catalysts for improvement going forward.

     Detracting from performance in the first half of the year were the portfolio's holdings in the utilities sector, as the entire sector suffered a confidence crisis following the collapse of Enron, a major energy producer. Other underperforming credits included bonds in the airlines, cable and the wireless telecommunications sector.

     In the second half of the year, however, some of the best performing bonds in the portfolio were those of the wireless phone sector, where we were overweight in the benchmark, as investors began to differentiate between the favorable fundamentals of the wireless sector and the problems of the wireline telecommunications industry, where we continued to be underweight. Other underperforming sectors in the second half were cable, airlines and utility industry bonds. Cable industry credits were negatively impacted by news of a bankruptcy filing of a major cable

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company. Airlines, in general, have been hurt by excess capacity in the industry and a decline in business travel.

     As the fiscal year came to an end, investors were returning to the corporate bond market in search of higher yield. Risk-taking was rewarded, particularly in November and December, when lower-rated credits outperformed investment grade, regardless of sector. The increased demand sent high-yield bond prices higher, returning the Fund to profitability and providing a capital gain for those already invested in high-yield bonds. Spreads between corporate bonds and Treasuries narrowed, reflecting an improving outlook for the corporate sector.

Q.   PLEASE DISCUSS THE FUND'S ECONOMIC OUTLOOK AND POSITIONING.

A. Going forward, we expect corporate America to experience some profit improvement, although the pace of progress may be uneven. We also expect U.S. economic growth to be positive but modest with little inflationary risk throughout much of the new year, a favorable environment for high-yield bonds. There may be some upward pressure on interest rates, but we don't expect them to move meaningfully higher. Of course there are many factors that could temporarily alter the course of the markets, among them an increase in geopolitical risk. But the combination of monetary and, with the Republican-controlled Congress, additional fiscal stimulus should provide a foundation for improved performance in 2003.

     Given the uncertainties that still remain in the economic and business environment, we will continue to emphasize companies with conservative balance sheets, a history of stable cash flow, and sound management. We will take profits in some of the investment-grade and cross-over credits, where there is little upside left and where spreads have tightened, and will employ those assets to the purchase of high-yield bonds, where we believe the best total returns can be derived. In terms of sectors, we expect to place less emphasis on healthcare and to add to the portfolio the bonds of cable and industrial companies. Although, historically, the Fund has had little exposure to the technology sector, we will explore opportunities in those companies with a strong asset base and sound business model.

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(1) Reflects total returns at net asset value for Class A shares, with all distributions reinvested for the year ended November 30, 2002.
(2) Lipper High Current Yield Funds Average aims at high (relative) current yield from fixed income securities, has no quality or maturity restrictions and tends to invest in lower grade debt issues. An investor cannot invest directly in an average or index.
Lipper Inc. is a nationally recognized organization that reports on mutual fund total return performance and calculates fund rankings. Peer averages are based on universes of funds with similar investment objectives. Peer group averages include reinvested dividends and capital gains, if any, and exclude sales charges. Lipper Inc. is a nationally recognized organization that reports on mutual fund total return performance and calculates fund rankings. Peer averages are based on universes of funds with similar investment objectives. Peer group averages include reinvested dividends and capital gains, if any, and exclude sales charges. (C)2002 REUTERS. All rights reserved. Any copying, republication or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper.

IMPORTANT PERFORMANCE AND OTHER INFORMATION

PERFORMANCE: PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF ONGOING MARKET VOLATILITY, FUND PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL FLUCTUATION. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Except where noted, comparative fund performance does not account for the deduction of sales charges and would be different if sales charges were included. The Fund offers several classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see the Prospectus.

The Fund's portfolio is actively managed and, therefore, allocations are subject to change.

A NOTE ABOUT RISK: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Funds, please see the Fund's Prospectus.

MUTUAL FUNDS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY BANKS, AND ARE SUBJECT TO INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. For more complete information about this or any Lord Abbett Mutual Fund, including risks, charges and ongoing expenses, please call your Investment Professional or Lord Abbett Distributor LLC at 888-522-2388 for a Prospectus. An investor should read the Prospectus carefully before investing.

HIGH YIELD FUND (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT COMPARISON

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Merrill Lynch High Yield Master Index, the Merrill Lynch High Yield Master II Index and the Credit Suisse First Boston High Yield Index, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund is adding the performance of the Merrill Lynch High Yield Master II Index and intends to remove the Merrill Lynch High Yield Master Index. The Fund believes that the Merrill Lynch High Yield Master II Index more closely reflect the Fund's investment objective and portfolio holdings. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

[CHART]

                  THE FUND                  THE FUND              MERRILL LYNCH       MERRILL LYNCH      CREDIT SUISSE FIRST BOSTON
             (CLASS A SHARES) AT      (CLASS A SHARES) AT          HIGH YIELD          HIGH YIELD               HIGH YIELD
              NET ASSET VALUE      MAXIMUM OFFERING PRICE(1)     MASTER INDEX(2)    MASTER II INDEX(2)           INDEX(2)
Dec 31, 98              $ 10,000                    $  9,525            $ 10,000              $ 10,000                     $ 10,000
        99              $ 10,498                    $ 10,000            $ 10,105              $ 10,190                     $ 10,204
        00              $ 10,014                    $  9,539            $  9,566              $  9,510                     $  9,597
        01              $ 10,929                    $ 10,410            $ 10,453              $ 10,243                     $ 10,350
        02              $ 10,748                    $ 10,237            $ 10,110              $  9,827                     $ 10,549

                              FISCAL YEAR-END 11/30
                AVERAGE ANNUAL TOTAL RETURN AT MAXIMUM APPLICABLE
              SALES CHARGE FOR THE PERIOD ENDING NOVEMBER 30, 2002

                                  1 YEAR      LIFE OF CLASS
            CLASS A(3)             -6.31%              0.61%
            CLASS B(4)             -5.81%              0.63%
            CLASS C(5)             -2.25%              1.20%
            CLASS Y(6)             -1.30%              0.69%

            30-DAY SEC YIELD FOR THE PERIOD ENDING NOVEMBER 30, 2002

                CLASS A     CLASS B      CLASS C     CLASS Y
                   8.28%       8.08%        8.08%       9.09%

(1) Reflects the deduction of the maximum sales charge of 4.75%.
(2) Performance for each unmanaged index does not reflect transaction costs, management fees or sales charges. The performance of the indices is not necessarily representative of the Fund's performance.
(3) Total return, which is the percent change in value, after deduction of the maximum sales charge of 4.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ending November 30, 2002 using the SEC-required uniform method to compute such return. The Class A shares were first offered on December 31, 1998.
(4) The Class B shares were first offered on December 31, 1998. Performance reflects the deduction of a CDSC of 4% for 1 year and 3% for the life of the class.
(5) The Class C shares were first offered on December 31, 1998. Performance is at net asset value. The 1% CDSC for Class C shares normally appears before the first anniversary of the purchase date.
(6) Class Y shares were first offered on May 4, 1999. Performance is at net asset value.

SCHEDULE OF INVESTMENTS
HIGH YIELD FUND NOVEMBER 30, 2002

                                                       INTEREST            MATURITY            SHARES
INVESTMENTS                                                RATE                DATE             (000)               VALUE
-------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS 0.00%

CAPITAL GOODS 0.00%
Horizon Natural Resources Co. (Cost $248,928)                                                      12     $           121
                                                                                                          ===============
CONVERTIBLE PREFERRED STOCKS 0.91%
ELECTRIC UTILITIES 0.91%
Dominion Resources, Inc. (Cost $1,397,273)                9.500%         11/16/2004                25           1,265,750
                                                                                                          ===============

                                                                                            PRINCIPAL
                                                                                               AMOUNT
                                                                                                (000)
                                                                                          -----------
CONVERTIBLE DEBT 1.06%
DIVERSIFIED FINANCIAL SERVICES 0.14%
Merrill Lynch & Co.                                       1.500%         12/15/2005       $       200             190,240
                                                                                                          ---------------
HEALTHCARE 0.65%
IVAX Corp.                                                5.500%          5/15/2007             1,000             902,740
                                                                                                          ---------------
TECHNOLOGY 0.28%
Cypress Semiconductor Corp.                               3.750%           7/1/2005               250             196,335
Juniper Networks, Inc.                                    4.750%          3/15/2007               250             190,937
                                                                                                          ---------------
TOTAL                                                                                                             387,272
                                                                                                          ---------------
TOTAL CONVERTIBLE DEBT (Cost $1,503,626)                                                                        1,480,252
                                                                                                          ===============
FOREIGN BONDS 0.12%
EMERGING MKTS. SOVEREIGN DEBT. 0.12%
United Mexican States (Cost $150,186)                     9.875%           2/1/2010               145             171,463
                                                                                                          ===============
HIGH YIELD CORPORATE DEBT 90.07%
AEROSPACE/DEFENSE 1.51%
Alliant Techsystems, Inc.                                 8.500%          5/15/2011               500             545,000
BE Aerospace, Inc.                                        9.500%          11/1/2008               500             402,500
Dyncorp, Inc.                                             9.500%           3/1/2007             1,110           1,157,175
                                                                                                          ---------------
TOTAL                                                                                                           2,104,675
                                                                                                          ---------------
AIRLINES 0.88%
Continental Airlines, Inc.                                8.000%         12/15/2005             1,000             530,000
Delta Air Lines, Inc.                                    10.375%           2/1/2011             1,000             690,982
                                                                                                          ---------------
TOTAL                                                                                                           1,220,982
                                                                                                          ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD FUND NOVEMBER 30, 2002

                                                                                            PRINCIPAL
                                                       INTEREST            MATURITY            AMOUNT
INVESTMENTS                                                RATE                DATE             (000)               VALUE
-------------------------------------------------------------------------------------------------------------------------
AUTOMOTIVE 5.83%
ArvinMeritor, Inc.                                        8.750%           3/1/2012       $     1,250     $     1,302,294
Collins & Aikman Products Co.                            11.500%          4/15/2006               750             641,250
Cummins, Inc.*                                            9.500%          12/1/2010               200             211,000
Dana Corp.                                               10.125%          3/15/2010             1,225           1,261,750
Delco Remy Int'l., Inc.                                  11.000%           5/1/2009               500             260,000
Ford Motor Credit Corp.                                   7.250%         10/25/2011             1,600           1,510,904
Goodyear Tire & Rubber Co.                                7.857%          8/15/2011             1,000             722,158
Navistar Int'l. Corp.                                     9.375%           6/1/2006               850             828,750
Oshkosh Truck Corp.                                       8.750%           3/1/2008             1,000           1,035,000
Tenneco Automotive, Inc.                                 11.625%         10/15/2009               500             360,000
                                                                                                          ---------------
TOTAL                                                                                                           8,133,106
                                                                                                          ---------------
BANKING 0.52%
B.F. Saul Series B REIT                                   9.750%           4/1/2008               325             323,375
Ocwen Financial Corp.                                    11.875%          10/1/2003               400             402,000
                                                                                                          ---------------
TOTAL                                                                                                             725,375
                                                                                                          ---------------
BROADCASTERS 2.04%
Allbritton Communications Co.                             9.750%         11/30/2007             1,125           1,174,219
Chancellor Radio Broadcast, Inc.                          8.750%          6/15/2007               225             235,125
Sinclair Broadcasting Group, Inc.                         9.000%          7/15/2007               550             577,500
TV Azteca, S.A. de C.V                                   10.500%          2/15/2007             1,000             857,500
                                                                                                          ---------------
TOTAL                                                                                                           2,844,344
                                                                                                          ---------------
BUILDING MATERIALS 1.52%
American Standard Cos., Inc.                              8.250%           6/1/2009             1,000           1,085,000
Euramax Int'l., plc                                      11.250%          10/1/2006             1,000           1,030,000
                                                                                                          ---------------
TOTAL                                                                                                           2,115,000
                                                                                                          ---------------
CABLE TV 4.80%
Century Communications Corp.(b)                           9.500%           3/1/2005             1,500             405,000
Charter Communication
Holdings Capital(a)                               0.000%/13.500%   1/15/2006 & 2011               500             147,500
Comcast Corp.                                             8.875%           4/1/2007             1,075           1,109,404
CSC Holdings, Inc.                                        9.875%          2/15/2013               500             482,500
Echostar DBS Corp.                                        9.125%          1/15/2009             1,000           1,030,000
Frontiervision Operating Partners LP(b)                  11.000%         10/15/2006               150             114,937
Globo Communicacoes Participacoes*(b)                    10.625%          12/5/2008               650             125,125

                       SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD FUND NOVEMBER 30, 2002

                                                                                            PRINCIPAL
                                                       INTEREST            MATURITY            AMOUNT
INVESTMENTS                                                RATE                DATE             (000)               VALUE
-------------------------------------------------------------------------------------------------------------------------
Insight Communications(a)                         0.000%/12.250%    2/5/2006 & 2011       $       750     $       375,000
Mediacom Broadband LLC                                   11.000%          7/15/2013               750             768,750
Renaissance Media Group LLC(a)                    0.000%/10.000%   4/15/2003 & 2008               100              80,500
Rogers Cablesystems                                      10.000%          3/15/2005               890             921,150
Time Warner, Inc.                                         9.125%          1/15/2013             1,000           1,137,561
                                                                                                          ---------------
TOTAL                                                                                                           6,697,427
                                                                                                          ---------------
CAPITAL GOODS 3.55%
Agco Corp.                                                9.500%           5/1/2008             1,100           1,199,000
Case Corp.                                                7.250%           8/1/2005             1,000             845,583
Dresser, Inc.                                             9.375%          4/15/2011             1,000             965,000
Flowserve Corp.                                          12.250%          8/15/2010               500             542,500
International Wire Group, Inc.                           11.750%           6/1/2005               250             156,250
National Waterworks, Inc.*                               10.500%          12/1/2012               250             263,750
The Manitowoc Co., Inc.                                  10.375%          5/15/2011               975             987,841
                                                                                                          ---------------
TOTAL                                                                                                           4,959,924
                                                                                                          ---------------
CHEMICALS 3.49%
Airgas, Inc.                                              7.750%          9/15/2006               150             152,815
Ferro Corp.                                               9.125%           1/1/2009               625             643,660
FMC Corp.*                                               10.250%          11/1/2009               300             321,000
Huntsman ICI Chemicals                                   10.125%           7/1/2009               750             663,750
IMC Global, Inc.                                         11.250%           6/1/2011             1,100           1,227,875
Lyondell Chemical Co.                                    11.125%          7/15/2012               550             578,875
OM Group, Inc.                                            9.250%         12/15/2011               500             215,000
Solutia, Inc.                                             6.720%         10/15/2037               875             608,125
Texas Petrochemical Corp.                                11.125%           7/1/2006               750             453,750
                                                                                                          ---------------
TOTAL                                                                                                           4,864,850
                                                                                                          ---------------
CONGLOMERATES 0.64%
Tyco Int'l. Group                                         6.375%         10/15/2011             1,000             896,752
                                                                                                          ---------------
CONSUMER PRODUCTS 2.49%
American Greetings                                       11.750%          7/15/2008               500             552,500
Elizabeth Arden, Inc.                                    11.750%           2/1/2011               750             753,750
Johnsondiversey, Inc.*                                    9.625%          5/15/2012             1,000           1,040,000
Pennzoil - Quaker State Co.                              10.000%          11/1/2008               325             387,969
Sealy Mattress Co. Series B(a)                    0.000%/10.875%  12/15/2002 & 2007               750             746,250
                                                                                                          ---------------
TOTAL                                                                                                           3,480,469
                                                                                                          ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD FUND NOVEMBER 30, 2002

                                                                                            PRINCIPAL
                                                       INTEREST            MATURITY            AMOUNT
INVESTMENTS                                                RATE                DATE             (000)               VALUE
-------------------------------------------------------------------------------------------------------------------------
CONTAINERS 4.15%
BWAY Corp.                                               10.000%         10/15/2010       $       500     $       513,750
Graphic Packaging Corp.                                   8.625%          2/15/2012               600             633,750
Owens-Brockway Glass Co.                                  8.875%          2/15/2009             1,500           1,567,500
Plastipak Holdings, Inc.                                 10.750%           9/1/2011               400             430,000
Plastipak Holdings, Inc.*                                10.750%           9/1/2011               350             376,250
Portola Packaging, Inc.                                  10.750%          10/1/2005             1,150           1,158,625
Stone Container Corp.                                     9.250%           2/1/2008               150             163,125
Sweetheart Cup Co., Inc.                                 12.000%           9/1/2003               500             317,500
Vicap S.A                                                11.375%          5/15/2007               750             624,375
                                                                                                          ---------------
TOTAL                                                                                                           5,784,875
                                                                                                          ---------------
DIVERSIFIED FINANCIAL SERVICES 0.43%
Dun & Bradstreet Corp.                                    6.625%          3/15/2006                80              85,516
Gatx Financial Corp.                                      8.875%           6/1/2009               575             513,847
                                                                                                          ---------------
TOTAL                                                                                                             599,363
                                                                                                          ---------------
DIVERSIFIED MEDIA 2.48%
Block Communications, Inc.                                9.250%          4/15/2009             1,000           1,032,500
Interpublic Group of Cos, Inc.                            7.875%         10/15/2005             1,500           1,389,504
Lamar Media Corp.                                         9.625%          12/1/2006             1,000           1,037,500
                                                                                                          ---------------
TOTAL                                                                                                           3,459,504
                                                                                                          ---------------
ELECTRIC UTILITIES 1.66%
Calpine Corp.                                            10.500%          5/15/2006             1,500             720,000
Kansas City Pwr & Lt Co.                                  7.125%         12/15/2005               100             109,521
Mirant Americas General LLC                               7.625%           5/1/2006               500             267,500
PSEG Energy Holdings, Inc.                               10.000%          10/1/2009             1,500           1,216,665
                                                                                                          ---------------
TOTAL                                                                                                           2,313,686
                                                                                                          ---------------
ENERGY 4.93%
Halliburton Co.                                           5.625%          12/1/2008             2,000           1,862,774
KCS Energy Services, Inc.                                11.000%          1/15/2003               600             591,000
Magnum Hunter Resources, Inc.                            10.000%           6/1/2007             1,000           1,050,000
Mission Resources Corp.                                  10.875%           4/1/2007               250             143,750
Parker Drilling Co.                                      10.125%         11/15/2009               750             768,750
Pogo Producing Co.                                       10.375%          2/15/2009             1,500           1,635,000
Swift Energy Co.                                          9.375%           5/1/2012               850             820,250
                                                                                                          ---------------
TOTAL                                                                                                           6,871,524
                                                                                                          ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD FUND NOVEMBER 30, 2002

                                                                                            PRINCIPAL
                                                       INTEREST            MATURITY            AMOUNT
INVESTMENTS                                                RATE                DATE             (000)               VALUE
-------------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT 0.53%
AMC Entertainment, Inc.                                   9.500%          3/15/2009       $       750     $       742,500
                                                                                                          ---------------
FOOD 5.62%
American Seafood Group LLC*                              10.125%          4/15/2010               500             515,000
CIA Brasileira De Bebida                                 10.500%         12/15/2011               850             714,000
Corn Products Int'l., Inc.                                8.450%          8/15/2009               825             816,484
Dean Foods Co.                                            8.150%           8/1/2007             1,500           1,591,846
Del Monte Corp.                                           9.250%          5/15/2011             1,000           1,025,000
Dole Food Co.                                             7.875%          7/15/2013             1,250           1,217,525
Gruma S.A. de CV                                          7.625%         10/15/2007               600             573,000
Land O Lakes, Inc.                                        8.750%         11/15/2011               600             345,000
Michael Foods, Inc.                                      11.750%           4/1/2011               930           1,041,600
                                                                                                          ---------------
TOTAL                                                                                                           7,839,455
                                                                                                          ---------------
GAMING 5.48%
Aztar Corp.                                               9.000%          8/15/2011             1,250           1,287,500
Boyd Gaming Corp.                                         9.500%          7/15/2007             1,000           1,048,750
Isle of Capri Casinos                                     9.000%          3/15/2012             1,000           1,032,500
Mandalay Resorts Group                                    9.375%          2/15/2010               125             133,125
Mandalay Resorts Group                                   10.250%           8/1/2007             1,250           1,365,625
Mohegan Tribal Gaming Authority                           8.750%           1/1/2009               750             806,250
Park Place Entertainment Corp.                            7.500%           9/1/2009               125             127,850
Park Place Entertainment Corp.                            9.375%          2/15/2007               750             799,687
Venetian Casino Resort LLC*                              11.000%          6/15/2010             1,000           1,045,000
                                                                                                          ---------------
TOTAL                                                                                                           7,646,287
                                                                                                          ---------------
HEALTHCARE 6.18%
Aaipharma, Inc.                                          11.000%           4/1/2010               500             502,500
Coventry Health Care, Inc.                                8.125%          2/15/2012               500             528,125
Extendicare Health Svcs, Inc.*                            9.500%           7/1/2010             1,000             985,000
Hanger Orthopedic Group, Inc.                            11.250%          6/15/2009               500             525,000
Healthsouth Corp.                                        10.750%          10/1/2008             1,600           1,360,000
PacifiCare Health System, Inc.                           10.750%           6/1/2009             1,250           1,343,750
Prime Medical Services, Inc.                              8.750%           4/1/2008               750             693,750
RoTech Healthcare, Inc.*                                  9.500%           4/1/2012               550             555,500
Senior Housing Trust                                      8.625%          1/15/2012             1,000           1,005,000
Triad Hospitals, Inc.                                    11.000%          5/15/2009             1,000           1,122,500
                                                                                                          ---------------
TOTAL                                                                                                           8,621,125
                                                                                                          ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD FUND NOVEMBER 30, 2002

                                                                                            PRINCIPAL
                                                       INTEREST            MATURITY            AMOUNT
INVESTMENTS                                                RATE                DATE             (000)               VALUE
-------------------------------------------------------------------------------------------------------------------------
HOMEBUILDERS 2.08%
Beazer Homes USA, Inc.                                    8.375%          4/15/2012       $       550     $       578,875
D. R. Horton, Inc.                                       10.000%          4/15/2006             1,000           1,022,500
M.D.C. Holdings, Inc.                                     8.375%           2/1/2008               500             522,500
Schuler Homes, Inc.                                       9.375%          7/15/2009               750             783,750
                                                                                                          ---------------
TOTAL                                                                                                           2,907,625
                                                                                                          ---------------
HOTELS 2.81%
Felcor Lodging LP                                         9.500%          9/15/2008             1,050           1,081,500
Hilton Hotel Corp.                                        8.250%          2/15/2011             1,250           1,314,605
Host Marriott LP                                          9.250%          10/1/2007               750             772,500
John Q Hammons Hotels LP                                  8.875%          5/15/2012               750             755,625
                                                                                                          ---------------
TOTAL                                                                                                           3,924,230
                                                                                                          ---------------
LEISURE 0.86%
Royal Caribbean Cruises, Ltd.                             8.750%           2/2/2011               500             478,750
Six Flags, Inc.                                           9.500%           2/1/2009               750             720,000
                                                                                                          ---------------
TOTAL                                                                                                           1,198,750
                                                                                                          ---------------
MINERALS/METALS 1.22%
Century Aluminum Co.                                     11.750%          4/15/2008             1,250           1,193,750
Trimas Corp.                                              9.875%          6/15/2012               500             510,000
                                                                                                          ---------------
TOTAL                                                                                                           1,703,750
                                                                                                          ---------------
PAPER 3.25%
Buckeye Technologies, Inc.                                8.000%         10/15/2010             1,000             826,250
Corp Durango Sa De Cv*                                   13.750%          7/15/2009               575             300,438
Fonda Group, Inc.                                         9.500%           3/1/2007               300             147,000
Four M Corp.                                             12.000%           6/1/2006               500             518,750
Georgia-Pacific Corp.                                     8.125%          6/15/2023             1,050             778,942
Georgia-Pacific Corp.                                     8.250%           3/1/2023               700             526,306
MDP Acquisitions Plc*                                    10.125%          10/1/2012               875             890,610
Tembec Industries, Inc.                                   7.750%          3/15/2012               550             551,375
                                                                                                          ---------------
TOTAL                                                                                                           4,539,671
                                                                                                          ---------------
POLLUTION CONTROL 1.53%
Allied Waste North America, Inc.                         10.000%           8/1/2009             2,000           2,030,000
Waste Management, Inc.                                    7.100%           8/1/2026               100             100,798
                                                                                                          ---------------
TOTAL                                                                                                           2,130,798
                                                                                                          ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD FUND NOVEMBER 30, 2002

                                                                                            PRINCIPAL
                                                       INTEREST            MATURITY            AMOUNT
INVESTMENTS                                                RATE                DATE             (000)               VALUE
-------------------------------------------------------------------------------------------------------------------------
PUBLISHING/PRINTING 0.67%
Quebecor Media, Inc.                                     11.125%          7/15/2011       $     1,000     $       930,000
                                                                                                          ---------------
RETAIL 1.72%
Amazon.com, Inc.(a)                               0.000%/10.000%    5/1/2003 & 2008               600             591,000
Dillards, Inc.                                            9.125%           8/1/2011             1,000           1,051,897
J.C. Penney Co., Inc.*                                    9.000%           8/1/2012               750             762,713
                                                                                                          ---------------
TOTAL                                                                                                           2,405,610
                                                                                                          ---------------
SERVICES 1.90%
Avis Group Holdings, Inc.                                11.000%           5/1/2009             1,000           1,086,250
Pierce Leahy Corp.                                        9.125%          7/15/2007             1,500           1,567,500
                                                                                                          ---------------
TOTAL                                                                                                           2,653,750
                                                                                                          ---------------
STEEL/METALS 1.67%
Armco, Inc.                                               9.000%          9/15/2007             1,500           1,537,500
Oregon Steel Mills, Inc.*                                10.000%          7/15/2009               750             781,875
Republic Technology Int'l. LLC(b)                        13.750%          7/15/2009               200               9,000
                                                                                                          ---------------
TOTAL                                                                                                           2,328,375
                                                                                                          ---------------
SUPERMARKETS 2.63%
Great Atlantic & Pacific Tea                              9.125%         12/15/2011             1,000             730,000
Ingles Markets, Inc.                                      8.875%          12/1/2011             1,250           1,162,500
Roundy's, Inc.*                                           8.875%          6/15/2012               750             757,500
Stater Brothers Holdings, Inc.                           10.750%          8/15/2006             1,000           1,020,000
                                                                                                          ---------------
TOTAL                                                                                                           3,670,000
                                                                                                          ---------------
SUPER RETAIL 1.48%
Office Depot, Inc.                                       10.000%          7/15/2008               650             741,000
Saks, Inc.                                                9.875%          10/1/2011             1,250           1,318,750
                                                                                                          ---------------
TOTAL                                                                                                           2,059,750
                                                                                                          ---------------
TECHNOLOGY 1.04%
Xerox Corp.                                               5.500%         11/15/2003             1,500           1,455,000
                                                                                                          ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD FUND NOVEMBER 30, 2002

                                                                                            PRINCIPAL
                                                       INTEREST            MATURITY            AMOUNT
INVESTMENTS                                                RATE                DATE             (000)               VALUE
-------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS 6.52%
Alamosa Delaware, Inc.                                   13.625%          8/15/2011       $     1,500     $       577,500
AT&T Wireless Services, Inc.                              8.125%           5/1/2012               500             480,925
Crown Castle Int'l. Corp.                                10.750%           8/1/2011               750             676,875
Nextel Communications, Inc.                              12.000%          11/1/2008             1,750           1,767,500
Rogers Wireless, Inc.                                     9.625%           5/1/2011             1,250           1,181,250
Rural Cellular Corp.                                      9.750%          1/15/2010               500             302,500
SBA Communications Corp.                                 10.250%           2/1/2009               500             270,000
TeleCorp PCS, Inc.                                       10.625%          7/15/2010             1,250           1,331,250
Time-Warner Telecom, Inc.                                10.125%           2/1/2011               250             138,125
Triton PCS Holdings, Inc.(a)                      0.000%/11.000%    5/1/2003 & 2008             2,000           1,770,000
Voicestream Wireless Corp.                               10.375%         11/15/2009               575             606,625
                                                                                                          ---------------
TOTAL                                                                                                           9,102,550
                                                                                                          ---------------
TEXTILES 1.95%
Interface, Inc.                                           9.500%         11/15/2005             1,250           1,175,000
Levi Strauss & Co.                                       11.625%          1/15/2008             1,000             992,500
Levi Strauss & Co.                                       12.250%         12/15/2012               500             496,250
Westpoint Stevens, Inc.                                   7.875%          6/15/2005               250              56,250
                                                                                                          ---------------
TOTAL                                                                                                           2,720,000
                                                                                                          ---------------
TOTAL HIGH YIELD CORPORATE DEBT (COST $129,168,591)                                                           125,651,082
                                                                                                          ===============

                                                                                               SHARES
                                                                                                (000)
                                                                                               ------
NON-CONVERTIBLE PREFERRED STOCK 0.64%

CABLE TV 0.64%
CSC HOLDINGS, INC. (Cost $ 1,081,250)                    11.750%          10/1/2007                10             887,500
                                                                                                          ===============
WARRANTS 0.00%

MINERALS/METALS 0.00%
Leiner Health Products, Inc.
warrant expiring 7/01/2007                                                                          -(c)               19
                                                                                                          ---------------
STEEL/METALS 0.00%
Republic Technology Int'l. LLC
warrant expiring 7/15/2009                                                                          -(c)                2
                                                                                                          ---------------
TELECOMMUNICATIONS 0.00%
Orbital Imaging Corp.
warrant expiring 3/1/2005                                                                           -(c)               75
                                                                                                          ---------------
TOTAL WARRANTS (Cost $218,817)                                                                                         96
                                                                                                          ===============

                       SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD FUND NOVEMBER 30, 2002

                                                                                            PRINCIPAL
                                                       INTEREST            MATURITY            AMOUNT
INVESTMENTS                                                RATE                DATE             (000)               VALUE
-------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT 5.50%

REPURCHASE AGREEMENT 5.50%
Repurchase Agreement dated 11/30/2002,
1.27% due 12/2/2002 with State Street
Bank & Trust Co. collateralized by $6,970,000
of Federal Home Loan Mortgage Corp. at 6.00%
due 06/15/2011; value $7,832,538 proceeds
$7,678,454 (Cost $7,677,641)                                                              $     7,678     $     7,677,641
                                                                                                          ---------------
Total Investments 98.30% (Cost $141,446,312)                                                              $   137,133,905
                                                                                                          ===============

 (a) Deferred-interest debentures pay no interest for a stipulated number of years, after which they pay a predetermined coupon rate.
 (b)  Defaulted security.
 (c)  Amount represents less than 1,000 shares.
   *  Restricted security under Rule 144A.
REIT-Real Estate Investment Trust.

                       SEE NOTES TO FINANCIAL STATEMENTS.

(Unaudited)
--------------------------------------------------------------------------------

LORD ABBETT LIMITED DURATION U.S. GOVERNMENT FUND
FOR THE YEAR ENDED NOVEMBER 30, 2002

Q.   HOW DID THE FUND PERFORM OVER THE YEAR ENDED NOVEMBER 30, 2002?

A. The Lord Abbett Limited Duration U.S. Government Fund returned 5.6%(1) in the year ended November 30, 2002, compared with its peer group, the Lipper Short-Intermediate U.S. Government Funds Average,(2) which returned 5.9% for the period. PLEASE REFER TO PAGE 26 FOR AVERAGE ANNUAL TOTAL RETURNS.

Q.   WHAT FACTORS MOST SIGNIFICANTLY IMPACTED PERFORMANCE?

A. The chief source of performance was our mortgage strategy. As a result of the shift out of mortgage-backed securities (MBS) into agency debentures, the portfolio was less negatively impacted by any losses arising from the enormous prepayment wave in the summer months. In particular, our decision early in the year to shift from premium (high coupon) securities to lower coupon issues was effective. In the midst of a liquidity and governance crisis in the credit markets, the best thing about mortgages was that they were not corporates. Thus remaining positions did well. At year-end, as MBS yield spreads(3) began to widen relative to Treasuries and agency securities, we engaged in a modest repositioning in those issues.

     In order to maintain yield otherwise coming from mortgages, the Fund was repositioned in the direct obligations of the government-sponsored agencies that support the mortgage market. The agency overweight was reduced at year-end as yields from MBS retraced 25% of their year-long tightening relative to agency debt. To achieve its objective of a high total return over time, the Fund held positions in short, stable tranches of collateralized mortgage obligations (CMO's) where yields were more favorable than those of Treasuries or agency securities. The shift in portfolio emphasis from MBS to callable agencies and Treasuries reduced the overall risk profile of the portfolio.

Q.   PLEASE DISCUSS THE FUND'S ECONOMIC OUTLOOK AND POSITIONING.

A. As we move into the year 2003, the economy and the financial markets are at a crossroads. Clearly, credit market conditions have improved, but risks remain. Default rates are improving but remain meaningfully above average levels. Many industries have excess capacity and pricing power remains slack. A constellation of risks exists, of which war is only one element. Policy responses to a tepid recovery are likely to exacerbate budget deficits already growing at a startling rate. The Fed is reaching the limit of its easing ability but appears in no hurry to reverse course. Allocations to spread product are likely to

(Unaudited)
--------------------------------------------------------------------------------

occur as these issues approach resolution.

     Further, it is our view that a new low in rates or a peak in prepayments coincides with maximum uncertainty and fear in the mortgage markets. As these conditions bring with them opportunity, we expect to continue to rebuild portfolio allocations to MBS, particularly premium (high coupon) securities.

(1) Reflects total returns at net asset value for Class A shares, with all distributions reinvested for the year ended November 30, 2002.
(2) The Lipper Short-Intermediate U.S. Government Funds Average is based on the performance of a universe of funds that invest at least 65% of their assets in short-intermediate U.S. Government and agency issues. An investor cannot invest directly in an average or index.
Lipper Inc. is a nationally recognized organization that reports on mutual fund total return performance and calculates fund rankings. Peer averages are based on universes of funds with similar investment objectives. Peer group averages include reinvested dividends and capital gains, if any, and exclude sales charges. (C)2002 REUTERS. All rights reserved. Any copying, republication or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper.
(3) A yield spread is the difference in yield between bonds of different credit quality. The spread reflects the riskiness of the bonds. Greater risk means that investors demand a higher yield, widening the spread. Lower risk means that investors will accept a lower yield, narrowing or tightening the spread.

IMPORTANT PERFORMANCE AND OTHER INFORMATION

PERFORMANCE: PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF ONGOING MARKET VOLATILITY, FUND PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL FLUCTUATION. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Except where noted, comparative fund performance does not account for the deduction of sales charges and would be different if sales charges were included. The Fund offers several classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see the Prospectus.

The Fund's portfolio is actively managed and, therefore, allocations are subject to change.

A NOTE ABOUT RISK: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Funds, please see the Fund's Prospectus.

MUTUAL FUNDS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY BANKS, AND ARE SUBJECT TO INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. For more complete information about this or any Lord Abbett Mutual Fund, including risks, charges and ongoing expenses, please call your Investment Professional or Lord Abbett Distributor LLC at 888-522-2388 for a Prospectus. An investor should read the Prospectus carefully before investing.

LIMITED DURATION U.S. GOVERNMENT FUND (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT COMPARISON

Below is a comparison of a $10,000 investment in Class A shares with the same investment in Lipper Short-Intermediate U.S. Government Funds Average, and Lehman Intermediate Government Bond Index, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

[CHART]

                THE FUND                   THE FUND           LIPPER SHORT-INTERMEDIATE
          (CLASS A SHARES) AT        (CLASS A SHARES) AT            U.S. GOVERNMENT              LEHMAN INTERMEDIATE
            NET ASSET VALUE       MAXIMUM OFFERING PRICE(1)        FUNDS AVERAGE(2)            GOVERNMENT BOND INDEX(2)
Nov 4, 93            $ 10,000                      $  9,675                    $ 10,000                        $ 10,000
       93            $  9,979                      $  9,655                    $  9,979                        $  9,950
       94            $  9,672                      $  9,357                    $ 10,011                        $  9,785
       95            $ 10,579                      $ 10,235                    $ 10,966                        $ 11,121
       96            $ 10,886                      $ 10,532                    $ 11,539                        $ 11,751
       97            $ 11,480                      $ 11,107                    $ 12,175                        $ 12,489
       98            $ 12,292                      $ 11,892                    $ 12,935                        $ 13,607
       99            $ 12,667                      $ 12,255                    $ 13,288                        $ 13,770
       00            $ 13,684                      $ 13,239                    $ 14,116                        $ 14,902
       01            $ 14,811                      $ 14,330                    $ 15,265                        $ 16,522
       02            $ 15,639                      $ 15,131                    $ 16,243                        $ 17,700

                              FISCAL YEAR-END 11/30
                AVERAGE ANNUAL TOTAL RETURN AT MAXIMUM APPLICABLE
              SALES CHARGE FOR THE PERIOD ENDING NOVEMBER 30, 2002

                               1 YEAR       5 YEARS    LIFE OF CLASS
               CLASS A(3)        2.17%         5.67%            4.68%
               CLASS C(4)        4.57%         5.27%            5.48%

            30-DAY SEC YIELD FOR THE PERIOD ENDING NOVEMBER 30, 2002

                             CLASS A       CLASS C
                                2.93%         2.06%

(1) Reflects the deduction of maximum sales charge of 3.25%.
(2) Performance for the unmanaged Lipper Short- Intermediate U.S. Government Funds Average reflect transaction cost, management fees or sale charges. Whereas, performance for the unmanaged Lehman Intermediate Government Bond Index does not reflect transaction costs, management fees or sales charges. The performance of the indices is not necessarily representative of the Fund's performance. Performance for all indices begins on October 31, 1993.
(3) The Class A shares commenced operations on November 4, 1993. Total return, which is the percent change in value, after deduction of the maximum sales charge of 3.25% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ending November 30, 2002 using the SEC-required uniform method to compute such return.
(4) The Class C shares commenced operations on July 15, 1996. Performance is at net asset value. The 1% CDSC for Class C shares normally appears before the first anniversary of the purchase date.

SCHEDULE OF INVESTMENTS
LIMITED DURATION U.S. GOVERNMENT FUND NOVEMBER 30, 2002

                                                                                            PRINCIPAL
                                                       INTEREST            MATURITY            AMOUNT
INVESTMENTS                                                RATE                DATE             (000)               VALUE
-------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS 98.60%

COLLATERALIZED MORTGAGE OBLIGATIONS 18.45%
Federal Home Loan Mortgage Corp. 1377 F                   1.938%(b)       9/15/2007       $       254     $       254,639
Federal Home Loan Mortgage Corp. 1380 L                   5.000%         10/15/2007                67              68,913
Federal Home Loan Mortgage Corp. 1461 J                   3.350%(b)       1/15/2008                15              15,517
Federal Home Loan Mortgage Corp. 1502 PG                  6.600%          9/15/2020               251             251,118
Federal Home Loan Mortgage Corp. 1550 H                   6.000%          7/15/2008               812             837,609
Federal Home Loan Mortgage Corp. 1551 JA                  1.988%(b)       7/15/2008                96              96,825
Federal Home Loan Mortgage Corp. 1587 KA                  6.000%          7/15/2008               265             266,527
Federal Home Loan Mortgage Corp. 1587 L                   6.500%         10/15/2008               865             898,037
Federal Home Loan Mortgage Corp. 1590 F                   6.000%          1/15/2019                 3               2,574
Federal Home Loan Mortgage Corp. 1590 FA                  5.500%          1/15/2019                15              15,305
Federal Home Loan Mortgage Corp. 1592 G                   6.000%          7/15/2019               133             133,150
Federal Home Loan Mortgage Corp. 1601 FA                  1.838%(b)      10/15/2008                91              91,114
Federal Home Loan Mortgage Corp. 1609 F                   6.000%          6/15/2019                46              45,536
Federal Home Loan Mortgage Corp. 1611 G                   1.938%(b)       5/15/2021               113             113,120
Federal Home Loan Mortgage Corp. 1611 I                   6.000%          2/15/2023               100             104,470
Federal Home Loan Mortgage Corp. 1618 G                   5.850%         10/15/2007               188             190,238
Federal Home Loan Mortgage Corp. 1619 PG                  5.800%         11/15/2021               133             133,449
Federal Home Loan Mortgage Corp. 1619 PH                  6.050%          9/15/2022             3,000           3,109,488
Federal Home Loan Mortgage Corp. 1624 KC                  6.000%          6/15/2008               740             767,982
Federal Home Loan Mortgage Corp. 1628 G                   5.850%          8/15/2019                13              13,499
Federal Home Loan Mortgage Corp. 1629 H                   6.000%         12/15/2020               400             415,565
Federal Home Loan Mortgage Corp. 1630 FC                  1.938%(b)      10/15/2022               447             450,614
Federal Home Loan Mortgage Corp. 1635 O                   1.938%(b)      12/15/2008               324             324,917
Federal Home Loan Mortgage Corp. 1637 FA                  5.800%          9/15/2021               632             634,762
Federal Home Loan Mortgage Corp. 1644 G                   1.888%(b)       6/15/2022               204             204,341
Federal Home Loan Mortgage Corp. 1655 HA                  6.500%          1/15/2008             2,423           2,457,375
Federal Home Loan Mortgage Corp. 1660 H                   6.500%          1/15/2009               100             106,929
Federal Home Loan Mortgage Corp. 1662 B                   6.000%         11/15/2007                37              37,449
Federal Home Loan Mortgage Corp. 1669 FA                  6.150%          7/15/2020               218             218,278
Federal Home Loan Mortgage Corp. 1679 C                   6.000%         10/15/2007               128             128,306
Federal Home Loan Mortgage Corp. 1679 H                   6.000%         11/15/2008                19              19,506
Federal Home Loan Mortgage Corp. 1684 JA                  1.838%(b)       8/15/2020               112             112,440
Federal Home Loan Mortgage Corp. 1685 E                   6.000%          5/15/2022               107             107,493
Federal Home Loan Mortgage Corp. 1703 JA                  6.500%          4/15/2009                53              52,598
Federal Home Loan Mortgage Corp. 1732 G                   6.500%          4/15/2020             1,478           1,492,918

                       SEE NOTES TO FINANCIAL STATEMENTS.

LIMITED DURATION U.S. GOVERNMENT FUND NOVEMBER 30, 2002

                                                                                            PRINCIPAL
                                                       INTEREST            MATURITY            AMOUNT
INVESTMENTS                                                RATE                DATE             (000)               VALUE
-------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp. 2104 PB                  6.000%          1/15/2014       $        74     $        73,691
Federal Home Loan Mortgage Corp. 2112 TA                  6.000%          1/15/2007                 2               2,321
Federal Home Loan Mortgage Corp. 2114 PB                  6.000%          2/15/2014                21              21,493
Federal Home Loan Mortgage Corp. 2115 PN                  6.000%          3/15/2007                55              54,686
Federal Home Loan Mortgage Corp. 2138 JC                  5.750%          7/15/2007                17              16,706
Federal Home Loan Mortgage Corp. 2147 PE                  6.000%          3/15/2007                75              75,001
Federal Home Loan Mortgage Corp. 2158 PC                  6.000%         11/15/2006                13              13,079
Federal Home Loan Mortgage Corp. 2175 TC                  6.000%          2/15/2017                89              90,538
Federal Home Loan Mortgage Corp. 2190 FD                  1.931%(b)       6/17/2023               417             418,274
Federal Home Loan Mortgage Corp. 29 FA                    1.938%(b)       3/25/2023               104             104,305
Federal Home Loan Mortgage Corp. 31 FC                    1.838%(b)       8/25/2023               189             189,451
Federal National Mortgage Assoc. 1992-141 FA              1.906%(b)       8/25/2007                69              69,446
Federal National Mortgage Assoc. 1993-116 FA              3.259%(b)       7/25/2022                21              21,031
Federal National Mortgage Assoc. 1993-140 G               6.250%          2/25/2012                12              11,676
Federal National Mortgage Assoc. 1993-173 F               1.906%(b)       9/25/2008               244             245,074
Federal National Mortgage Assoc. 1993-186 G               6.250%          3/25/2008                14              14,263
Federal National Mortgage Assoc. 1993-188                 5.500%          3/25/2004               177             180,812
Federal National Mortgage Assoc. 1993-188 L               6.000%          4/25/2008                71              72,689
Federal National Mortgage Assoc. 1993-197 FA              1.906%(b)      10/25/2008               929             932,059
Federal National Mortgage Assoc. 1993-209 F               1.806%(b)       8/25/2008                42              42,407
Federal National Mortgage Assoc. 1993-214 F               3.659%(b)      12/25/2008                95              96,034
Federal National Mortgage Assoc. 1993-214 FL              3.659%(b)      12/25/2008               100             100,997
Federal National Mortgage Assoc. 1993-221 FC              2.056%(b)       3/25/2008                74              74,045
Federal National Mortgage Assoc. 1993-229 j               6.000%         12/25/2008                70              71,077
Federal National Mortgage Assoc. 1993-52 K                6.500%          4/25/2008               279             287,384
Federal National Mortgage Assoc. 1993-85 PG               6.250%          5/25/2007                10              10,035
Federal National Mortgage Assoc. 1994-33 H                6.000%          3/25/2009             1,000           1,055,500
Federal National Mortgage Assoc. 1994-36 GA               6.500%          2/25/2020               737             737,624
Federal National Mortgage Assoc. 1994-40 H                6.000%         10/25/2020                14              14,003
Federal National Mortgage Assoc. 1994-48 DA               6.250%          6/25/2007               202             202,986
Federal National Mortgage Assoc. 1994-50 FD               1.856%(b)       3/25/2024                 2               2,396
Federal National Mortgage Assoc. 1994-82 F                1.976%(b)       6/25/2023               251             251,776
Federal National Mortgage Assoc. 1994-89 FA               1.856%(b)       3/25/2009               221             222,964
Federal National Mortgage Assoc. 1996-26 E                7.000%         10/25/2009                23              22,807
Federal National Mortgage Assoc. 1996-53 FA               1.756%(b)      12/25/2003                11              11,355
Federal National Mortgage Assoc. 1997-42 F                1.906%(b)      12/18/2025               286             286,572
Federal National Mortgage Assoc. 1999-19 KA               5.750%          9/25/2007               162             162,189

                       SEE NOTES TO FINANCIAL STATEMENTS.

LIMITED DURATION U.S. GOVERNMENT FUND NOVEMBER 30, 2002

                                                                                            PRINCIPAL
                                                       INTEREST            MATURITY            AMOUNT
INVESTMENTS                                                RATE                DATE             (000)               VALUE
-------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assoc.                          7.088%          10/1/2007       $     1,724     $     1,919,365
Federal National Mortgage Assoc.                          7.285%           7/1/2003               421             424,109
Federal National Mortgage Assoc.                          7.245%           9/1/2003               298             301,291
Federal National Mortgage Assoc. G93-11 FA                1.806%(b)      12/25/2008               284             285,022
Federal National Mortgage Assoc. G94-1 F                  1.856%(b)       1/25/2024                47              47,564
                                                                                                          ---------------
TOTAL                                                                                                          23,408,698
                                                                                                          ---------------
GOVERNMENT AGENCY BONDS 39.78%
Federal National
Mortgage Assoc. NCV 5.5% 10/18/2011                       5.500%         10/18/2011             1,690           1,735,177
Federal National
Mortgage Assoc. NCV 5.5% 2/15/2006                        5.500%          2/15/2006            14,500          15,616,500
Federal National
Mortgage Assoc. NCV 6.25% 3/22/2012                       6.250%          3/22/2012             3,700           3,926,181
Federal National
Mortgage Assoc. NCV 6.625% 9/15/2009                      6.625%          9/15/2009             3,350           3,816,655
Federal National
Mortgage Assoc. NCV 7.125% 2/15/2005                      7.125%          2/15/2005            23,050          25,387,270
                                                                                                          ---------------
TOTAL                                                                                                          50,481,783
                                                                                                          ---------------
PASS-THROUGH AGENCIES 36.10%
Federal Home Loan Mortgage Corp.                          6.500%           8/1/2003                 1               1,124
Federal Home Loan Mortgage Corp.                          6.500%           3/1/2006                 2               2,126
Federal Home Loan Mortgage Corp.                          7.000%           4/1/2032               702             732,262
Federal Home Loan Mortgage Corp.                          7.000%           4/1/2032             2,000           2,087,599
Federal Home Loan Mortgage Corp.                          7.000%           6/1/2032             1,841           1,921,403
Federal Home Loan Mortgage Corp.                          6.500%           5/1/2014               103             107,732
Federal National Mortgage Assoc.                          6.500%           8/1/2003                --(a)              353
Federal National Mortgage Assoc.                          6.500%          12/1/2007                28              29,924
Federal National Mortgage Assoc.                          6.500%           9/1/2003                12              12,640
Federal National Mortgage Assoc.                          6.867%           4/1/2004               147             151,417
Federal National Mortgage Assoc.                          6.982%           6/1/2007             1,368           1,502,347
Federal National Mortgage Assoc.                          7.007%           6/1/2007               241             263,305
Federal National Mortgage Assoc.                          6.500%           4/1/2011               206             217,347
Federal National Mortgage Assoc.                          7.130%           5/1/2004               189             196,798
Federal National Mortgage Assoc.                          6.850%           8/1/2004                64              66,800
Federal National Mortgage Assoc.                          6.810%           8/1/2004                65              67,386
Federal National Mortgage Assoc.                          6.620%          10/1/2007                76              83,149
Federal National Mortgage Assoc.                          6.430%           1/1/2008                28              30,955

                       SEE NOTES TO FINANCIAL STATEMENTS.

LIMITED DURATION U.S. GOVERNMENT FUND NOVEMBER 30, 2002

                                                                                            PRINCIPAL
                                                       INTEREST            MATURITY            AMOUNT
INVESTMENTS                                                RATE                DATE             (000)               VALUE
-------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assoc.                          6.340%           1/1/2008       $        28     $        29,936
Federal National Mortgage Assoc.                          6.540%           1/1/2005                28              30,061
Federal National Mortgage Assoc.                          6.300%           1/1/2008                28              30,808
Federal National Mortgage Assoc.                          6.190%           9/1/2008               105             113,494
Federal National Mortgage Assoc.                          7.000%           5/1/2005                 1                 579
Federal National Mortgage Assoc.                          5.500%          11/1/2003                11              10,762
Federal National Mortgage Assoc.                          7.000%           2/1/2015             1,632           1,729,144
Federal National Mortgage Assoc.                          7.000%           3/1/2015               117             123,917
Federal National Mortgage Assoc.                          7.000%           1/1/2017             1,062           1,124,773
Federal National Mortgage Assoc.                          6.000%           3/1/2017               721             748,968
Federal National Mortgage Assoc.                          6.000%           6/1/2017             2,589           2,690,532
Federal National Mortgage Assoc.                          6.000%           7/1/2017             5,271           5,477,732
Federal National Mortgage Assoc.                          6.000%           8/1/2017             1,446           1,502,722
Federal National Mortgage Assoc.                          7.430%           8/1/2006                58              64,637
Federal National Mortgage Assoc.                          6.000%          11/1/2003                 8               8,454
Federal Home Loan Mortgage Corp.                          6.500%                TBA             9,670           9,999,747
Federal National Mortgage Assoc.                          5.000%                TBA             2,500           2,508,500
Federal National Mortgage Assoc.                          5.500%                TBA             6,275           6,402,383
Federal National Mortgage Assoc.                          6.000%                TBA             3,725           3,806,578
Government National Mortgage Assoc.                      10.500%          5/15/2018                 2               2,522
Government National Mortgage Assoc.                      10.000%          6/15/2019                17              19,413
Government National Mortgage Assoc.                      10.500%         12/15/2018                 5               5,517
Government National Mortgage Assoc.                      10.500%          3/15/2019                27              31,369
Government National Mortgage Assoc.                      10.500%          7/15/2019                 2               2,282
Government National Mortgage Assoc.                      10.500%          9/15/2019                 3               3,059
Government National Mortgage Assoc.                      10.500%         10/15/2020                33              38,135
Government National Mortgage Assoc.                       7.000%          3/15/2031             1,634           1,716,817
Government National Mortgage Assoc.                       7.000%          4/15/2028               102             107,697
                                                                                                          ---------------
TOTAL                                                                                                          45,805,205
                                                                                                          ---------------
U.S. TREASURY NOTES 4.27%
U.S. Treasury Note                                        5.625%          5/15/2008             3,418           3,787,144
U.S. Treasury Note                                        6.500%          2/15/2010             1,400           1,626,240
                                                                                                          ---------------
TOTAL                                                                                                           5,413,384
                                                                                                          ---------------
TOTAL LONG-TERM INVESTMENTS (Cost $123,826,272)                                                               125,109,070
                                                                                                          ===============

                        SEE NOTES TO FINANCIAL STATEMENTS

LIMITED DURATION U.S. GOVERNMENT FUND NOVEMBER 30, 2002

                                                                                               SHARES
INVESTMENTS                                                                                     (000)               VALUE
-------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS 15.54%

FINANCIAL SERVICES 4.34%
Dreyfus Govt Prime Cash Mgmt - Insurance Shares (Cost $5,504,651)                               5,505     $     5,504,651
                                                                                                          ---------------

                                                                                            PRINCIPAL
                                                                                               AMOUNT
                                                                                                (000)
                                                                                          -----------
REPURCHASE AGREEMENT 11.20%
Repurchase Agreement dated 11/29/2002, 1.38%
due 12/2/2002 with J.P. Morgan Chase & Co.
collateralized by $13,211,000 of Federal
Home Loan Bank at 5.75% due 1/15/2012;
value $14,226,397; proceeds $14,216,635
(Cost $14,215,000)                                         1.38%          12/2/2020       $    14,215          14,215,000
                                                                                                          ===============
TOTAL SHORT-TERM INVESTMENTS (Cost $19,719,651)                                                                19,719,651
                                                                                                          ===============
TOTAL INVESTMENTS 114.14% (Cost $143,545,923)                                                             $   144,828,721
                                                                                                          ===============

  (a)   Amount represents less than $1,000 principal.
  (b) Variable rate security. The interest rate represents the rate at November 30, 2002.
  TBA - To be announced. Security purchased on a forward commitment basis with an approximate principal and maturity date. Actual principal and maturity will be determined upon settlement when the specific mortgage pools are assigned.

                       SEE NOTES TO FINANCIAL STATEMENTS.

(Unaudited)
--------------------------------------------------------------------------------

LORD ABBETT U.S. GOVERNMENT FUND
FOR THE YEAR ENDED NOVEMBER 30, 2002

Q.   HOW DID THE FUND PERFORM OVER THE YEAR ENDED NOVEMBER 30, 2002?

A. The Lord Abbett U.S. Government Fund returned 7.0%(1) in the year ended November 30, 2002, outperforming its peer group, the Lipper General U.S. Government Funds Average(2) which returned 6.8% for the period. PLEASE REFER TO PAGE 34 FOR AVERAGE ANNUAL TOTAL RETURNS.

Q.   WHAT FACTORS MOST SIGNIFICANTLY IMPACTED PERFORMANCE?

A. A primary source of performance was our decision to overweight the non-Treasury sectors in a period when spreads(3) to Treasuries generally tightened. Also adding to performance was the portfolio's maturity structure. We overweighted 30-year Treasuries anticipating that, if the economy were to pick up, yields at the long end would rise less than yields of short-term bonds, flattening the Treasury yield curve. Although the curve remained steep in response to geopolitical turmoil and equity market weakness, some flattening did occur, benefiting Fund performance. The Fund's focus on long-term bonds detracted from performance earlier in the year as shorter-term maturities, where we were underweight, outperformed the long end.

     Throughout the year, we lowered the portfolio's exposure to premium (high coupon) mortgage-backed securities (MBS), which are more susceptible to prepayment risk in a declining interest-rate environment. In the second half of the year, we reallocated assets to callable Federal National Mortgage Association (FNMA) securities. While this reallocation had a marginally negative effect on performance, we believe the shift was prudent in light of the market's perception of increased risk in mortgage debt.

     In order to maintain yield otherwise coming from mortgages, the fund was repositioned in the direct obligations of the government-sponsored agencies that support the mortgage market. The agency overweight was reduced at year-end as yields from MBS retraced 25% of their year-ong improvement versus agency debt.

Q.   PLEASE DISCUSS THE FUND'S ECONOMIC OUTLOOK AND POSITIONING.

A. As we move into the year 2003, the economy and the financial markets are at a crossroads. Clearly credit market conditions have improved, but risks remain. Default rates are improving but remain meaningfully above average levels. Many industries have excess

(Unaudited)
--------------------------------------------------------------------------------

capacity and pricing power remains slack. A constellation of risks exists, of which war is only one element. Policy responses to a tepid recovery are likely to exacerbate budget deficits already growing at a startling rate. The Fed is reaching the limit of its easing ability but appears in no hurry to reverse course. Allocations to spread product are likely to occur as these issues approach resolution.

     It is our view that a new low in rates or a peak in prepayments coincides with maximum uncertainty and fear in the mortgage markets. As these conditions bring with them opportunity, we expect to continue to rebuild portfolio allocations to MBS, particularly premium (high coupon) securities.

     Finally, we will maintain our flattening portfolio structure, as the curve shape appears to already incorporate the complex of uncertainties ranging from geopolitical to fiscal and monetary.

(1) Reflects total returns at net asset value for Class A shares, with all distributions reinvested for the year ended November 30, 2002.
(2) Lipper General U.S. Government Funds Average is based on the performance of a universe of funds that invest at least 65% of their assets in U.S. Government and agency issues. An investor cannot invest directly in an average or index. Lipper Inc. is a nationally recognized organization that reports on mutual fund total return performance and calculates fund rankings. Peer averages are based on universes of funds with similar investment objectives. Peer group averages include reinvested dividends and capital gains, if any, and exclude sales charges. (C)2002 REUTERS. All rights reserved. Any copying, republication or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper.
(3) A yield spread is the difference in yield between bonds of different credit quality. The spread reflects the riskiness of the bonds. Greater risk means that investors demand a higher yield, widening the spread. Lower risk means that investors will accept a lower yield, narrowing or tightening the spread.

IMPORTANT PERFORMANCE AND OTHER INFORMATION

PERFORMANCE: PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF ONGOING MARKET VOLATILITY, FUND PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL FLUCTUATION. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Except where noted, comparative fund performance does not account for the deduction of sales charges and would be different if sales charges were included. The Fund offers several classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see the Prospectus.

The Fund's portfolio is actively managed and, therefore, allocations are subject to change.

A NOTE ABOUT RISK: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Funds, please see the Fund's Prospectus.

MUTUAL FUNDS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY BANKS, AND ARE SUBJECT TO INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. For more complete information about this or any Lord Abbett Mutual Fund, including risks, charges and ongoing expenses, please call your Investment Professional or Lord Abbett Distributor LLC at 888-522-2388 for a Prospectus. An investor should read the Prospectus carefully before investing.

U.S. GOVERNMENT FUND (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT COMPARISON

Below is a comparison of a $10,000 investment in Class A shares with the same investment in both the Lipper General U.S. Government Bond Funds Average and the Lehman Government Bond Index, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

[CHART]

                  THE FUND                  THE FUND                                   LIPPER GENERAL
             (CLASS A SHARES) AT      (CLASS A SHARES) AT        LEHMAN GOVERNMENT     U.S. GOVERNMENT
              NET ASSET VALUE       MAXIMUM OFFERING PRICE(1)       BOND INDEX(2)      FUNDS AVERAGE(2)
Dec 1, 92               $ 10,000                     $  9,525             $ 10,000             $ 10,000
       93               $ 11,070                     $ 10,544             $ 11,206             $ 11,057
       94               $ 10,600                     $ 10,096             $ 10,804             $ 10,564
       95               $ 12,178                     $ 11,599             $ 12,684             $ 12,357
       96               $ 12,714                     $ 12,110             $ 13,356             $ 12,905
       97               $ 13,562                     $ 12,917             $ 14,337             $ 13,767
       98               $ 14,763                     $ 14,062             $ 15,879             $ 15,031
       99               $ 14,657                     $ 13,961             $ 15,660             $ 14,700
       00               $ 15,929                     $ 15,172             $ 17,274             $ 16,038
       01               $ 17,457                     $ 16,628             $ 19,058             $ 17,512
       02               $ 18,679                     $ 17,791             $ 20,566             $ 18,699

                              FISCAL YEAR-END 11/30
                AVERAGE ANNUAL TOTAL RETURN AT MAXIMUM APPLICABLE
              SALES CHARGE FOR THE PERIOD ENDING NOVEMBER 30, 2002

                       1 YEAR     5 YEARS    10 YEARS   LIFE OF CLASS
        CLASS A(3)       1.88%       5.57%       5.92%             --
        CLASS B(4)       2.42%       5.85%         --            6.49%
        CLASS C(5)       6.36%       5.98%         --            6.64%

            30-DAY SEC YIELD FOR THE PERIOD ENDING NOVEMBER 30, 2002

                        CLASS A     CLASS B      CLASS C
                           2.56%       2.06%        2.06%

(1) Reflects the deduction of the maximum sales charge of 4.75%.
(2) Performance for the unmanaged Lipper General U.S. Government Bond Funds Average does reflect transaction costs, management fees or sales charges. Whereas, performance for the unmanaged Lehman Government Bond Index does not reflect transaction costs, management fees or sales charges. The performance of the indices is not necessarily representative of the Fund's performance.
(3) Total return, which is the percent change in value, after deduction of the maximum sales charge of 4.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ending November 30, 2002 using the SEC-required uniform method to compute such return. The Class A shares commenced operations on January 1, 1982.
(4) The Class B shares commenced operations on August 1, 1996. Performance reflects the deduction of a CDSC of 4% for 1 year, 1% for 5 years and 0% for the life of the class.
(5) The Class C shares commenced operations on July 15, 1996. Performance is at net asset value. The 1% CDSC for Class C shares normally appears before the first anniversary of the purchase date.

SCHEDULE OF INVESTMENTS
U.S. GOVERNMENT FUND NOVEMBER 30, 2002

                                                                                        PRINCIPAL
                                                       INTEREST            MATURITY        AMOUNT
INVESTMENTS                                                RATE                DATE         (000)               VALUE
---------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS 97.84%

COLLATERALIZED MORTGAGE OBLIGATIONS 3.47%
Federal Home Loan Mortgage Corp. 1020 S IO              900.950%(c)      12/15/2020     $       2     $         9,007
Federal Home Loan Mortgage Corp. 1032 IO                544.714%(c)      12/15/2020             4              26,522
Federal Home Loan Mortgage Corp. 1046I IO              1009.000%(c)       2/15/2021             2              24,184
Federal Home Loan Mortgage Corp. 1049 N IO             1010.500%(c)       2/15/2021             6              70,551
Federal Home Loan Mortgage Corp. 1058 I IO             1008.500%(c)       4/15/2021             2              16,832
Federal Home Loan Mortgage Corp. 1059 U IO              409.000%(c)       4/15/2021             4              24,775
Federal Home Loan Mortgage Corp. 1066 S IO             1195.607%(c)       4/15/2021             7              95,172
Federal Home Loan Mortgage Corp. 1082 D IO             1007.780%(c)       5/15/2021            11             160,284
Federal Home Loan
Mortgage Corp. 1095 A PO                            Zero Coupon           6/15/2021           287             270,735
Federal Home Loan Mortgage Corp. 1137 M IO             1185.497%(c)       9/15/2021             3              36,429
Federal Home Loan
Mortgage Corp. 1148 F PO                            Zero Coupon          10/15/2021           732             689,014
Federal Home Loan Mortgage Corp. 1180 G IO             1008.400%(c)      11/15/2021             1              23,430
Federal Home Loan Mortgage Corp. 1200 IB IO            1007.000%(c)       2/15/2022             -(d)            7,649
Federal Home Loan Mortgage Corp. 1241 X IO              982.654%(c)       4/15/2022             1              19,309
Federal Home Loan
Mortgage Corp. 1363 B PO                            Zero Coupon           8/15/2022           763             714,136
Federal Home Loan Mortgage Corp. 1364 A                   1.888%(a)       9/15/2007            53              53,869
Federal Home Loan
Mortgage Corp. 1372 C PO                            Zero Coupon           9/15/2022           563             512,342
Federal Home Loan
Mortgage Corp. 141 A PO                             Zero Coupon            7/1/2022           276             252,857
Federal Home Loan Mortgage Corp. 1550 H                   6.000%          7/15/2008         2,557           2,637,632
Federal Home Loan Mortgage Corp. 1586 H                   6.000%          8/15/2007           563             567,979
Federal Home Loan Mortgage Corp. 1588 PG                  6.000%         11/15/2020           112             112,120
Federal Home Loan Mortgage Corp. 1590 F                   6.000%          1/15/2019            35              34,784
Federal Home Loan Mortgage Corp. 1653 PG                  6.000%         10/15/2021         1,555           1,568,142
Federal Home Loan Mortgage Corp. 1681 PG                  6.400%          9/15/2021         1,189           1,198,503
Federal Home Loan Mortgage Corp. 1685 E                   6.000%          5/15/2022           535             537,467
Federal Home Loan Mortgage Corp. 1693 G                   6.000%          7/15/2007           734             738,188
Federal Home Loan Mortgage Corp. 1694 B                   6.450%          8/15/2021           486             486,408
Federal Home Loan Mortgage Corp. 1703 F                   6.400%          1/15/2008           623             627,295
Federal Home Loan Mortgage Corp. 1706 G                   6.250%          8/15/2021           820             827,041
Federal Home Loan Mortgage Corp. 1711 PC                  6.500%          8/15/2021         2,815           2,850,241
Federal Home Loan Mortgage Corp. 181 F IO               494.140%(c)       8/15/2021            32             258,680

                       SEE NOTES TO FINANCIAL STATEMENTS.

U.S. GOVERNMENT FUND NOVEMBER 30, 2002

                                                                                        PRINCIPAL
                                                       INTEREST            MATURITY        AMOUNT
INVESTMENTS                                                RATE                DATE          (000)              VALUE
---------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp. 2091 NB                  5.500%         12/15/2013     $      55     $        55,186
Federal Home Loan Mortgage Corp. 2106 VC                  6.000%         11/15/2004         1,111           1,150,725
Federal Home Loan Mortgage Corp. 31 FB                    1.838%(a)       8/25/2023           608             609,290
Federal Home Loan Mortgage Corp. 73 G IO               1095.350%(c)      10/15/2020             4              39,098
Federal National Mortgage Assoc. 133 1 PO           Zero Coupon           4/25/2022            58              52,911
Federal National
Mortgage Assoc. 1991-158 E IO                          1008.000%(c)      12/25/2021             3              54,269
Federal National Mortgage Assoc. 1993-181 E               6.000%          8/25/2007           191             192,961
Federal National Mortgage Assoc. 1993-202 G               6.000%          6/25/2019            58              57,727
Federal National Mortgage Assoc. 1993-209 G               6.000%          5/25/2007           203             203,525
Federal National Mortgage Assoc. 1994-23 pd               6.000%          8/25/2019            85              85,248
Federal National Mortgage Assoc. 1994-33 H                6.000%          3/25/2009        14,475          15,278,363
Federal National Mortgage Assoc. 1994-36 GA               6.500%          2/25/2020           368             368,812
Federal National Mortgage Assoc. 1994-42 PH               5.850%         12/25/2020         3,727           3,761,009
Federal National Mortgage Assoc. 1994-72 G                6.000%         10/25/2019         1,873           1,879,194
Federal National Mortgage Assoc. 1996-53 FA               1.756%(a)      12/25/2003         1,877           1,881,146
Federal National Mortgage Assoc. 1999-24 VJ               6.500%          1/20/2029           756             765,936
Federal National Mortgage Assoc. 94 2 IO                  9.500%           8/1/2021           111              24,610
Federal National Mortgage Assoc. G93-38 PB                5.800%          4/25/2018           318             318,170
Federal National Mortgage Assoc. G94-1 F                  1.856%(a)       1/25/2024         3,160           3,175,999
                                                                                                      ---------------
TOTAL                                                                                                      45,405,756
                                                                                                      ---------------
GOVERNMENT AGENCY 14.51%
Federal National Mortgage Assoc.                          5.500%         10/18/2011        29,647          30,439,524
Federal National Mortgage Assoc.                          6.250%          3/22/2012        43,800          46,477,494
Federal National Mortgage Assoc.(b)                       6.625%         11/15/2030        56,821          64,429,332
Federal National Mortgage Assoc                           6.625%          9/15/2009        42,342          48,240,241
                                                                                                      ---------------
TOTAL                                                                                                     189,586,591
                                                                                                      ---------------
PASS-THROUGH AGENCIES 54.80%
Federal Home Loan Mortgage Corp. C01291                   7.000%          12/1/2031         6,649           6,939,936
Federal Home Loan Mortgage Corp. C01329                   7.000%           3/1/2032         5,545           5,787,021
Federal Home Loan Mortgage Corp. C01345                   7.000%           4/1/2032        20,392          21,284,873
Federal Home Loan Mortgage Corp. C01367                   7.000%           5/1/2032         6,573           6,860,998
Federal Home Loan Mortgage Corp. C65534                   7.000%           4/1/2032         4,607           4,809,085
Federal Home Loan Mortgage Corp. C66240                   7.000%           4/1/2032         6,105           6,372,731
Federal Home Loan Mortgage Corp. C66502                   7.000%           4/1/2032        25,070          26,168,066
Federal Home Loan Mortgage Corp. G01309                   7.000%           8/1/2031         5,542           5,784,196

                       SEE NOTES TO FINANCIAL STATEMENTS.

U.S. GOVERNMENT FUND NOVEMBER 30, 2002

                                                                                        PRINCIPAL
                                                       INTEREST            MATURITY        AMOUNT
INVESTMENTS                                                RATE                DATE          (000)              VALUE
---------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assoc. 313709                   6.900%           6/1/2007     $   1,900     $     2,083,042
Federal National Mortgage Assoc. 350038                   5.500%          11/1/2025         3,115           3,149,097
Federal National Mortgage Assoc. 380457                   6.090%           7/1/2008         3,814           4,117,761
Federal National Mortgage Assoc. 380709                   6.080%          10/1/2008        25,100          27,112,991
Federal National Mortgage Assoc. 511943                   7.000%           9/1/2014         2,868           3,038,519
Federal National Mortgage Assoc. 518159                   7.000%           9/1/2014         5,716           6,055,059
Federal National Mortgage Assoc. 535006                   7.000%          11/1/2014         2,337           2,476,248
Federal National Mortgage Assoc. 535194                   7.000%           3/1/2015         8,278           8,770,033
Federal National Mortgage Assoc. 535200                   7.000%           3/1/2015         4,173           4,421,089
Federal National Mortgage Assoc. 535205                   7.000%           3/1/2015         2,367           2,507,113
Federal National Mortgage Assoc. 535218                   7.000%           3/1/2015         1,516           1,606,574
Federal National Mortgage Assoc. 535631                   7.000%          12/1/2015         3,530           3,738,512
Federal National Mortgage Assoc. 535675                   7.000%           1/1/2016         3,252           3,444,706
Federal National Mortgage Assoc. 545122                   7.000%           6/1/2016         4,246           4,496,631
Federal National Mortgage Assoc. 545505                   7.000%           1/1/2017         9,872          10,455,726
Federal National Mortgage Assoc. 545928                   7.000%           6/1/2017        10,348          10,959,657
Federal National Mortgage Assoc. 617733                   6.000%           7/1/2017         6,418           6,669,761
Federal National Mortgage Assoc. 624192                   6.000%           7/1/2017         4,993           5,189,061
Federal National Mortgage Assoc. 650539                   6.000%           6/1/2017         8,545           8,880,681
Federal National Mortgage Assoc. 650791                   6.000%           6/1/2017         8,890           9,238,974
Federal National Mortgage Assoc. 651387                   6.000%           8/1/2017         4,875           5,066,966
Federal National Mortgage Assoc. 651468                   6.000%           7/1/2017         6,886           7,156,546
Federal National Mortgage Assoc. 653110                   6.000%           7/1/2017         5,204           5,408,635
Federal National Mortgage Assoc. 73221                    6.715%          10/1/2005         2,668           2,874,076
Federal National Mortgage Assoc. 80380                    7.500%          11/1/2023         5,848           6,284,176
Federal National Mortgage Assoc.                          5.000%                TBA        15,900          15,954,060
Federal National Mortgage Assoc.                          5.500%                TBA        85,060          86,786,718
Federal National Mortgage Assoc.                          6.000%                TBA       123,331         126,031,949
Federal Home Loan Mortgage Corp.                          6.500%                TBA       205,445         212,450,675
Federal Home Loan Mortgage Corp.                          5.500%                TBA        14,439          14,421,673
Government National Mortgage Assoc. 238688               10.000%          7/15/2018           528             601,724
Government National Mortgage Assoc. 260264               10.000%          9/15/2018           199             226,847
Government National Mortgage Assoc. 274769               10.000%          3/15/2019           374             426,902
Government National Mortgage Assoc. 443680                6.500%          6/15/2028         2,919           3,041,013
Government National Mortgage Assoc. 462622                6.500%          3/15/2028           568             591,482
Government National Mortgage Assoc. 780623                7.000%          8/15/2027        15,639          16,505,286
                                                                                                      ---------------
TOTAL                                                                                                     716,246,869
                                                                                                      ---------------

                        SEE NOTES TO FINANCIAL STATEMENTS

U.S. GOVERNMENT FUND NOVEMBER 30, 2002

                                                                                        PRINCIPAL
                                                       INTEREST            MATURITY        AMOUNT
INVESTMENTS                                                RATE                DATE          (000)              VALUE
---------------------------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS 25.06%
U.S. Treasury Bond                                       10.750%          2/15/2003     $  95,975     $    97,808,122
U.S. Treasury Bond(b)                                    10.750%          5/15/2003        75,000          78,202,500
U.S. Treasury Bond(b)                                     5.250%          2/15/2029        80,000          80,336,000
U.S. Treasury Bond(b)                                     5.375%          2/15/2031        12,865          13,503,104
U.S. Treasury Note(b)                                     5.625%          5/15/2008         2,918           3,233,144
U.S. Treasury Note(b)                                     6.500%          2/15/2010         3,985           4,628,976
U.S. Treasury Bond Strips(b)(e)                     Zero Coupon           8/15/2020       128,675          48,574,812
U.S. Treasury Bond Strips                           Zero Coupon          11/15/2027         5,085           1,294,133
                                                                                                      ---------------
TOTAL                                                                                                     327,580,791
                                                                                                      ---------------
TOTAL LONG-TERM INVESTMENTS (Cost $1,254,166,841)                                                       1,278,820,007
                                                                                                      ===============

                                                                                           SHARES
SHORT-TERM INVESTMENTS 34.00%                                                               (000)
                                                                                        ---------
MUTUAL FUND 3.83%
Dreyfus Government
Cash Management-Institutional Shares (Cost $50,042,285)                                    50,042          50,042,285
                                                                                                      ---------------

                                                                                        PRINCIPAL
                                                                                           AMOUNT
                                                                                            (000)
                                                                                        ----------
REPURCHASE AGREEMENT 30.17%

Repurchase Agreement dated
11/29/2002, 1.38% due 12/2/2002 with
J.P. Morgan Chase & Co. collateralized by
$300,000,000 of Federal National Mortgage Assoc.
at 6.00% due 5/15/2011, and $66,525,000 of
Federal Home Loan Mortgage Corp. at 5.75%
due 1/15/2012; value-$394,372,000;
proceeds: $394,417,353
(Cost $394,372,000)                                                                     $ 394,372         394,372,000
                                                                                                      ===============
TOTAL SHORT-TERM INVESTMENT 34.00% (Cost $444,414,285)                                                    444,414,285
                                                                                                      ===============
TOTAL INVESTMENTS 131.84% (Cost $1,698,581,126)                                                       $ 1,723,234,292
                                                                                                      ===============

 (a) Variable rate security. The interest rate represents the rate at November 30, 2002.
 (b)   Security (or portion of security) on loan.
 (c)   Reflects the rate at November 30, 2002.
 (d)   Amount represents less than $1,000 principal.
 (e) All or a portion of security held as collateral in connection with open futures contracts.
  IO - Interest Only.
  PO - Principal Only.
 TBA - To Be Announced.

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES
November 30, 2002

                                                                                               BALANCED         HIGH YIELD
                                                                                                   FUND               FUND
ASSETS:
   Investments in securities, at cost                                                   $   236,655,417    $   141,446,312
--------------------------------------------------------------------------------------------------------------------------
   Investments in securities, at value                                                  $   205,304,265    $   137,133,905
   Receivables:
     Interest and dividends                                                                      64,503          3,218,411
     Investment securities sold                                                                       -          1,890,589
     Capital shares sold                                                                      2,433,003          2,446,539
     From Affiliate                                                                                   -              4,236
   Prepaid expenses and other assets                                                             23,328             40,090
--------------------------------------------------------------------------------------------------------------------------
   TOTAL ASSETS                                                                             207,825,099        144,733,770
--------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
   Payables:
     Investment securities purchased                                                                  -          4,815,579
     Capital shares reacquired                                                                  139,289            181,757
     Management fees                                                                                  -             63,557
     12b-1 distribution fees                                                                     86,364             73,131
     Trustees' fees                                                                               4,432                996
     To affiliate                                                                                15,996                  -
     To Underlying Funds                                                                          2,183                  -
   Accrued expenses and other liabilities                                                        65,567             89,353
--------------------------------------------------------------------------------------------------------------------------
   TOTAL LIABILITIES                                                                            313,831          5,224,373
==========================================================================================================================
NET ASSETS                                                                              $   207,511,268    $   139,509,397
==========================================================================================================================
COMPOSITION OF NET ASSETS:
Paid-in capital                                                                         $   235,726,862    $   158,632,455
Distributions in excess of net investment income                                                 (1,172)           481,750
Accumulated net realized gain (loss) on investments and
   foreign currency related transactions                                                      3,136,730        (15,292,090)
Net unrealized depreciation on investments and translation
   of assets and liabilities denominated in foreign currencies                              (31,351,152)        (4,312,718)
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                              $   207,511,268    $   139,509,397
==========================================================================================================================
NET ASSETS BY CLASS:
Class A Shares                                                                          $   154,128,562    $    70,288,826
Class B Shares                                                                          $    29,414,842    $    29,320,545
Class C Shares                                                                          $    23,967,864    $    38,592,317
Class Y Shares                                                                                        -    $     1,307,709

OUTSTANDING SHARES BY CLASS:
Class A Shares                                                                               15,944,649          9,579,934
Class B Shares                                                                                3,042,260          4,008,873
Class C Shares                                                                                2,481,369          5,270,746
Class Y Shares                                                                                        -            179,095

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   (NET ASSETS DIVIDED BY OUTSTANDING SHARES):
Class A Shares-Net asset value                                                          $          9.67    $          7.34
Class A Shares-Maximum offering price
   (Net asset value plus sales charge of 5.75% and 4.75%, respectively)                 $         10.26    $          7.71
Class B Shares-Net asset value                                                          $          9.67    $          7.31
Class C Shares-Net asset value                                                          $          9.66    $          7.32
Class Y Shares-Net asset value                                                                        -    $          7.30
==========================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

November 30, 2002

                                                                                       LIMITED DURATION
                                                                                        U.S. GOVERNMENT    U.S. GOVERNMENT
                                                                                                   FUND               FUND
ASSETS:
   Investments in securities, at cost                                                   $   143,545,923    $ 1,698,581,126
--------------------------------------------------------------------------------------------------------------------------
   Investments in securities, at value                                                  $   144,828,721    $ 1,723,234,292
   Market value of collateral for securities loaned                                                   -        110,607,584
   Receivables:
     Interest and dividends                                                                   1,082,550          8,137,886
     Investment securities sold                                                              12,890,780        159,397,360
     Capital shares sold                                                                        763,647          2,435,584
   Prepaid expenses and other assets                                                                326            166,483
--------------------------------------------------------------------------------------------------------------------------
   TOTAL ASSETS                                                                             159,566,024      2,003,979,189
--------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
   Securities lending collateral                                                                      -        110,607,584
   Payables:
     Investment securities purchased                                                         31,678,830        573,398,868
     Capital shares reacquired                                                                  496,187          5,955,547
     Management fees                                                                             45,699            542,807
     12b-1 distribution fees                                                                     48,152            494,988
     Trustees' fees                                                                               1,922          1,093,659
     Variation margin                                                                                 -             17,187
     To bank                                                                                      8,924            267,422
     Dividends                                                                                  311,292          3,920,278
   Accrued expenses and other liabilities                                                        83,103            597,759
--------------------------------------------------------------------------------------------------------------------------
   TOTAL LIABILITIES                                                                         32,674,109        696,896,099
==========================================================================================================================
NET ASSETS                                                                              $   126,891,915    $ 1,307,083,090
==========================================================================================================================
COMPOSITION OF NET ASSETS:

Paid-in capital                                                                         $   126,515,028    $ 1,588,489,286
Distributions in excess of net investment income                                               (100,836)        (4,929,151)
Accumulated net realized gain (loss) on investments                                            (805,075)      (301,278,400)
Net unrealized appreciation on investments and futures contracts                              1,282,798         24,801,355
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                              $   126,891,915    $ 1,307,083,090
==========================================================================================================================
NET ASSETS BY CLASS:
Class A Shares                                                                          $    67,234,245    $ 1,097,967,751
Class B Shares                                                                                        -    $    97,261,815
Class C Shares                                                                          $    59,657,670    $   111,853,524

OUTSTANDING SHARES BY CLASS:
Class A Shares                                                                               14,810,129        415,821,523
Class B Shares                                                                                        -         36,847,453
Class C Shares                                                                               13,054,594         42,233,860

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE (NET ASSETS DIVIDED BY
   OUTSTANDING SHARES):
Class A Shares-Net asset value                                                          $          4.54    $          2.64
Class A Shares-Maximum offering price
(Net asset value plus sales charge of 3.25% and 4.75%, respectively)                    $          4.69    $          2.77
Class B Shares-Net asset value                                                                        -    $          2.64
Class C Shares-Net asset value                                                          $          4.57    $          2.65
==========================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS
For the Year Ended November 30, 2002

                                                                                               BALANCED         HIGH YIELD
                                                                                                   FUND               FUND
INVESTMENT INCOME:
Dividends                                                                               $     7,406,877    $       200,625
Interest                                                                                         67,272          9,591,910
--------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                                       7,474,149          9,792,535
--------------------------------------------------------------------------------------------------------------------------
EXPENSES:
Management fees                                                                               1,225,570            570,030
12b-1 distribution plan-Class A                                                                 447,601            186,874
12b-1 distribution plan-Class B                                                                 254,058            228,196
12b-1 distribution plan-Class C                                                                 215,085            263,885
Shareholder servicing                                                                           324,557             93,953
Reports to shareholders                                                                          12,201              9,466
Registration                                                                                     21,737             19,871
Fund accounting                                                                                  28,929             32,897
Custody                                                                                           5,563             11,047
Professional                                                                                     20,273             16,841
Trustees' fees                                                                                    3,798              1,586
Pricing                                                                                           1,763              3,045
Reorganization                                                                                        -             50,681
Other                                                                                             7,762              1,978
--------------------------------------------------------------------------------------------------------------------------
Gross expenses                                                                                2,568,897          1,490,350
   Management fees waived                                                                    (1,225,570)                 -
   Expense reductions                                                                            (1,768)            (1,678)
   Expenses assumed by Underlying Funds                                                        (424,816)                 -
--------------------------------------------------------------------------------------------------------------------------
NET EXPENSES                                                                                    916,743          1,488,672
--------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                         6,557,406          8,303,863
--------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED LOSS:
Capital gains received from Underlying Funds                                                  4,194,071                  -
Net realized loss on investments and foreign currency transactions                                    -         (7,182,378)
Net change in unrealized appreciation/depreciation on investments                                     -                  -
   and translation of assets and liabilities denominated in
   foreign currencies                                                                       (20,797,871)        (1,823,353)
==========================================================================================================================
Net realized and unrealized loss                                                            (16,603,800)        (9,005,731)
==========================================================================================================================
Net Decrease in Net Assets Resulting From Operations                                    $   (10,046,394)   $      (701,868)
==========================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

For the Year Ended November 30, 2002

                                                                                       LIMITED DURATION
                                                                                        U.S. GOVERNMENT    U.S. GOVERNMENT
                                                                                                   FUND               FUND
INVESTMENT INCOME:
Dividends                                                                               $        39,422    $       667,617
Interest                                                                                      2,750,987         51,234,990
Security Lending                                                                                      -            257,953
--------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                                       2,790,409         52,160,560
==========================================================================================================================
EXPENSES:
Management fees                                                                                 398,593          6,297,641
12b-1 distribution plan-Class A                                                                       -          4,180,114
12b-1 distribution plan-Class B                                                                       -            718,562
12b-1 distribution plan-Class C                                                                 379,845          1,024,064
Shareholder servicing                                                                            87,978          1,573,691
Reports to shareholders                                                                           9,832            183,043
Registration                                                                                     40,120             55,200
Fund accounting                                                                                  27,148             46,838
Custody                                                                                          19,868             62,903
Professional                                                                                     14,125            174,164
Trustees' fees                                                                                    1,041             39,214
Pricing                                                                                           7,386            173,605
Other                                                                                            16,440            164,075
--------------------------------------------------------------------------------------------------------------------------
Gross expenses                                                                                1,002,376         14,693,114
   Expense reductions                                                                            (1,462)           (20,451)
--------------------------------------------------------------------------------------------------------------------------
NET EXPENSES                                                                                  1,000,914         14,672,663
--------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                         1,789,495         37,487,897
--------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN:
Net realized gain on investments                                                              1,106,585         37,569,492
Net change in unrealized appreciation/depreciation on investments
   and futures contracts                                                                      1,036,417          7,540,919
==========================================================================================================================
Net realized and unrealized gain                                                              2,143,002         45,110,411
==========================================================================================================================
Net Increase in Net Assets Resulting From Operations                                    $     3,932,497    $    82,598,308
--------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
Year Ended November 30, 2002

                                                                                               BALANCED         HIGH YIELD
INCREASE IN NET ASSETS                                                                             FUND               FUND
OPERATIONS:
Net investment income                                                                   $     6,557,406    $     8,303,863
Capital gains received from Underlying Funds                                                  4,194,071                  -
Net realized loss on investments and foreign currency transactions                                    -         (7,182,378)
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in
   foreign currencies                                                                       (20,797,871)        (1,823,353)
--------------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                        (10,046,394)          (701,868)
==========================================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
   Class A                                                                                   (4,669,820)        (4,184,586)
   Class B                                                                                     (838,786)        (2,004,582)
   Class C                                                                                     (770,798)        (2,297,537)
   Class Y                                                                                                         (29,055)
Paid-in capital
   Class A                                                                                            -           (237,218)
   Class B                                                                                            -           (113,637)
   Class C                                                                                            -           (130,244)
   Class Y                                                                                            -             (1,647)
--------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                                          (6,279,404)        (8,998,506)
==========================================================================================================================
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares                                                           110,517,882        109,447,837
Reinvestment of distributions                                                                 5,688,224          4,250,917
Cost of shares reacquired                                                                   (33,072,660)       (29,551,762)
--------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS                                                                        83,133,446         84,146,992
==========================================================================================================================
NET INCREASE IN NET ASSETS                                                                   66,807,648         74,446,618
==========================================================================================================================
NET ASSETS:
Beginning of year                                                                           140,703,620         65,062,779
--------------------------------------------------------------------------------------------------------------------------
END OF YEAR                                                                             $   207,511,268    $   139,509,397
==========================================================================================================================
UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME                        $        (1,172)   $       481,750
==========================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

Year Ended November 30, 2002

                                                                                       LIMITED DURATION
                                                                                        U.S. GOVERNMENT    U.S. GOVERNMENT
INCREASE IN NET ASSETS                                                                             FUND               FUND
OPERATIONS:
Net investment income                                                                   $     1,789,495    $    37,487,897
Net realized gain on investments                                                              1,106,585         37,569,492
Net change in unrealized appreciation/depreciation on investments
   and futures contracts                                                                      1,036,417          7,540,919
--------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                          3,932,497         82,598,308
==========================================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
   Class A                                                                                   (1,663,517)       (52,841,611)
   Class B                                                                                            -         (3,063,504)
   Class C                                                                                   (1,198,918)        (4,454,822)
--------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                                          (2,862,435)       (60,359,937)
==========================================================================================================================
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares                                                           124,128,164        275,766,233
Reinvestment of distributions                                                                 1,345,184         38,707,139
Cost of shares reacquired                                                                   (51,536,863)      (280,654,881)
--------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS                                                                        73,936,485         33,818,491
==========================================================================================================================
NET INCREASE IN NET ASSETS                                                                   75,006,547         56,056,862
==========================================================================================================================
NET ASSETS:
Beginning of year                                                                            51,885,368      1,251,026,228
--------------------------------------------------------------------------------------------------------------------------
END OF YEAR                                                                             $   126,891,915    $ 1,307,083,090
==========================================================================================================================
DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME                                        $      (100,836)   $    (4,929,151)
==========================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
Year Ended November 30, 2001

                                                                                               BALANCED         HIGH YIELD
INCREASE IN NET ASSETS                                                                             FUND               FUND
OPERATIONS:
Net investment income                                                                   $     5,458,443    $     4,220,983
Capital gains received from underlying funds                                                  3,286,254                  -
Net realized loss on investments and
   foreign currency related transactions                                                     (4,626,946)        (3,051,727)
Net change in unrealized appreciation/depreciation
   on investments and translation of assets and
   liabilities denominated in foreign currencies                                             (1,805,435)         2,175,211
--------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                          2,312,316          3,344,467
==========================================================================================================================
DISTRIBTIONS TO SHAREHOLDERS FROM:
Net investment income
   Class A                                                                                   (4,129,565)        (2,244,881)
   Class B                                                                                     (791,877)        (1,103,720)
   Class C                                                                                     (751,522)          (934,835)
   Class Y                                                                                            -               (114)
Paid-in capital
   Class A                                                                                     (202,460)          (190,067)
   Class B                                                                                      (39,971)           (93,848)
   Class C                                                                                      (38,357)           (80,730)
   Class Y                                                                                            -                 (9)
Net realized gain
   Class A                                                                                   (3,327,543)                 -
   Class B                                                                                     (688,406)                 -
   Class C                                                                                     (700,394)                 -
--------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                                         (10,670,095)        (4,648,204)
==========================================================================================================================
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares                                                            51,050,894         49,837,866
Reinvestment of distributions                                                                10,167,672          2,741,159
Cost of shares reacquired                                                                   (18,822,275)       (18,059,322)
--------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS                                                                        42,396,291         34,519,703
==========================================================================================================================
NET INCREASE IN NET ASSETS                                                                   34,038,512         33,215,966
==========================================================================================================================
NET ASSETS:
Beginning of year                                                                           106,665,108         31,846,813
--------------------------------------------------------------------------------------------------------------------------
END OF YEAR                                                                             $   140,703,620    $    65,062,779
==========================================================================================================================
Undistributed (distributions in excess of) net
   investment income                                                                    $       193,641    $      (134,292)
==========================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

Year Ended November 30, 2001

                                                                                       LIMITED DURATION
                                                                                        U.S. GOVERNMENT    U.S. GOVERNMENT
INCREASE IN NET ASSETS                                                                             FUND               FUND
OPERATIONS:
Net investment income                                                                   $       950,926    $    58,292,156
Net realized gain on investments                                                                504,332         57,700,313
Net change in unrealized appreciation/
   depreciation on investments                                                                  204,569            416,017
--------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                            1,659,827        116,408,486
==========================================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
   Class A                                                                                   (1,083,459)       (67,122,708)
   Class B                                                                                            -         (2,237,749)
   Class C                                                                                     (401,111)        (5,187,945)
--------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                                          (1,484,570)        74,548,402
==========================================================================================================================
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares                                                            72,991,128        218,725,475
Reinvestment of distributions                                                                   864,982         46,365,550
Cost of shares reacquired                                                                   (35,624,846)      (306,225,040)
--------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM CAPITAL SHARE TRANSACTIONS                                                           38,231,264        (41,134,015)
==========================================================================================================================
NET INCREASE IN NET ASSETS                                                                   38,406,521            726,069
==========================================================================================================================
NET ASSETS:
Beginning of year                                                                            13,478,847      1,250,300,159
--------------------------------------------------------------------------------------------------------------------------
END OF YEAR                                                                             $    51,885,368    $ 1,251,026,228
==========================================================================================================================
DISTRIBUTIONS IN EXCESS OF NET
   INVESTMENT INCOME                                                                    $      (285,978)   $   (20,475,312)
==========================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
BALANCED FUND

                                                                                 YEAR ENDED 11/30
                                                      ----------------------------------------------------------------------
                                                         2002           2001           2000           1999           1998
PER SHARE OPERATING PERFORMANCE (CLASS A SHARES)
NET ASSET VALUE, BEGINNING OF YEAR                    $    10.80     $    11.64     $    12.34     $    12.87     $    12.80
                                                      ==========     ==========     ==========     ==========     ==========
Investment operations
  Net investment income                                      .42(a)         .52(a)         .58(a)         .54(a)         .54(a)
  Net realized and unrealized gain (loss)                  (1.14)          (.26)          (.01)           .61            .40
                                                      ----------     ----------     ----------     ----------     ----------
    Total from investment operations                        (.72)           .26            .57           1.15            .94
                                                      ----------     ----------     ----------     ----------     ----------
Distributions to shareholders from:
  Net investment income                                     (.41)          (.56)          (.60)          (.54)          (.52)
  Paid-in capital                                              -           (.05)             -              -              -
  Net realized gain                                            -           (.49)          (.67)         (1.14)          (.35)
                                                      ----------     ----------     ----------     ----------     ----------
    Total distributions                                     (.41)         (1.10)         (1.27)         (1.68)          (.87)
                                                      ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, END OF YEAR                          $     9.67     $    10.80     $    11.64     $    12.34     $    12.87
                                                      ==========     ==========     ==========     ==========     ==========
Total Return(b)                                            (6.76)%         2.24%          4.85%         10.01%          7.69%

RATIOS TO AVERAGE NET ASSETS
  Expenses, including waiver and expense reductions          .38%           .32%           .36%           .25%           .27%
  Expenses, excluding waiver and expense reductions         1.39%          1.47%          1.51%          1.00%           .92%
  Net investment income                                     4.19%          4.72%          4.94%          4.41%          4.28%

                                                                                 YEAR ENDED 11/30
                                                      ----------------------------------------------------------------------
SUPPLEMENTAL DATA:                                       2002           2001           2000           1999           1998
----------------------------------------------------------------------------------------------------------------------------
  Net assets, end of year (000)                       $  154,128     $   98,032     $   75,360     $   72,073     $   44,668
  Portfolio turnover rate                                      0%         30.69%          3.86%          8.30%        131.36%
============================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

BALANCED FUND

                                                                         YEAR ENDED 11/30                        5/1/1998(d)
                                                      -------------------------------------------------------         TO
                                                         2002           2001           2000           1999        11/30/1998
PER SHARE OPERATING PERFORMANCE (CLASS B SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD                  $    10.79     $    11.63     $    12.32     $    12.86     $    13.14
                                                      ==========     ==========     ==========     ==========     ==========
Investment operations
  Net investment income                                      .36(a)         .46(a)         .53(a)         .52(a)         .25(a)
  Net realized and unrealized gain (loss)                  (1.14)          (.28)          (.04)           .52           (.28)
                                                      ----------     ----------     ----------     ----------     ----------
    Total from investment operations                        (.78)           .18            .49           1.04           (.03)
                                                      ----------     ----------     ----------     ----------     ----------
Distributions to shareholders from:
  Net investment income                                     (.34)          (.48)          (.51)          (.44)          (.25)
  Paid-in capital                                              -           (.05)             -              -              -
  Net realized gain                                            -           (.49)          (.67)         (1.14)             -
                                                      ----------     ----------     ----------     ----------     ----------
    Total distributions                                     (.34)         (1.02)         (1.18)         (1.58)          (.25)
                                                      ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, END OF PERIOD                        $     9.67     $    10.79     $    11.63     $    12.32     $    12.86
                                                      ==========     ==========     ==========     ==========     ==========
Total Return(b)                                            (7.32)%         1.54%          4.22%          9.03%          (.16)%(c)

RATIOS TO AVERAGE NET ASSETS
  Expenses, including waiver and expense reductions         1.00%          1.00%          1.00%          1.00%           .61%(c)
  Expenses, excluding waiver and expense reductions         2.01%          2.15%          2.15%          1.75%          1.26%(c)
  Net investment income                                     3.57%          4.16%          4.52%          4.28%          1.98%(c)

                                                                         YEAR ENDED 11/30                        5/1/1998(d)
                                                      -------------------------------------------------------         TO
SUPPLEMENTAL DATA:                                       2002           2001           2000           1999        11/30/1998
----------------------------------------------------------------------------------------------------------------------------
  Net assets, end of period (000)                     $   29,415     $   22,837     $   15,527     $   13,149     $    5,102
  Portfolio turnover rate                                      0%         30.69%          3.86%          8.30%        131.36%
============================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

BALANCED FUND

                                                                                 YEAR ENDED 11/30
                                                      ----------------------------------------------------------------------
                                                         2002           2001           2000           1999           1998
PER SHARE OPERATING PERFORMANCE (CLASS C SHARES)
NET ASSET VALUE, BEGINNING OF YEAR                    $    10.80     $    11.61     $    12.31     $    12.85     $    12.78
                                                      ==========     ==========     ==========     ==========     ==========
Investment operations
  Net investment income                                      .36(a)         .45(a)         .50(a)         .52(a)         .41(a)
  Net realized and unrealized gain (loss)                  (1.14)          (.24)          (.02)           .52            .40
                                                      ----------     ----------     ----------     ----------     ----------
    Total from investment operations                        (.78)           .21            .48           1.04            .81
                                                      ----------     ----------     ----------     ----------     ----------
Distributions to shareholders from:
  Net investment income                                     (.36)          (.48)          (.51)          (.44)          (.39)
  Paid-in capital                                              -           (.05)             -              -              -
  Net realized gain                                            -           (.49)          (.67)         (1.14)          (.35)
                                                      ----------     ----------     ----------     ----------     ----------
    Total distributions                                     (.36)         (1.02)         (1.18)         (1.58)          (.74)
                                                      ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, END OF YEAR                          $     9.66     $    10.80     $    11.61     $    12.31     $    12.85
                                                      ==========     ==========     ==========     ==========     ==========
Total Return(b)                                            (7.33)%         1.81%          4.12%          9.03%          6.62%

RATIOS TO AVERAGE NET ASSETS
  Expenses, including waiver and expense reductions          .98%           .82%          1.00%          1.00%          1.26%
  Expenses, excluding waiver and expense reductions         1.99%          1.97%          2.15%          1.75%          1.91%
  Net investment income                                     3.59%          4.10%          4.28%          4.28%          3.24%

                                                                                 YEAR ENDED 11/30
                                                      ----------------------------------------------------------------------
SUPPLEMENTAL DATA:                                       2002           2001           2000           1999           1998
----------------------------------------------------------------------------------------------------------------------------
  Net assets, end of year (000)                       $   23,968     $   19,835     $   15,778     $   14,908     $    7,905
  Portfolio turnover rate                                      0%         30.69%          3.86%          8.30%        131.36%
============================================================================================================================

(a) Calculated using average shares outstanding during the period.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c) Not annualized.
(d) Commencement of offering of class shares.

                       SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD FUND

                                                                  YEAR ENDED 11/30                12/31/1998(a)
                                                      ----------------------------------------         TO
                                                         2002           2001           2000        11/30/1999
PER SHARE OPERATING PERFORMANCE (CLASS A SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD                  $     8.25     $     8.39     $     9.72     $      10.08
                                                      ==========     ==========     ==========     ============
Investment operations
  Net investment income                                      .69(b)         .79(b)         .85(b)           .83(b)
  Net realized and unrealized loss                          (.83)          (.04)         (1.25)            (.34)
                                                      ----------     ----------     ----------     ------------
    Total from investment operations                        (.14)           .75           (.40)             .49
                                                      ----------     ----------     ----------     ------------
Distributions to shareholders from:
  Net investment income                                     (.73)          (.82)          (.93)            (.85)
  Paid-in capital                                           (.04)          (.07)             -                -
                                                      ----------     ----------     ----------     ------------
    Total distributions                                     (.77)          (.89)          (.93)            (.85)
                                                      ----------     ----------     ----------     ------------
NET ASSET VALUE, END OF PERIOD                        $     7.34     $     8.25     $     8.39     $       9.72
                                                      ==========     ==========     ==========     ============
Total Return(c)                                            (1.66)%         9.14%         (4.60)%           4.99%(d)

RATIOS TO AVERAGE NET ASSETS
  Expenses, including waiver and expense reductions         1.26%          1.33%           .86%             .46%(d)
  Expenses, excluding waiver and expense reductions         1.26%          1.34%          1.37%            1.25%(d)
  Net investment income                                     9.04%          9.36%          9.18%            8.44%(d)

                                                                  YEAR ENDED 11/30                12/31/1998(a)
                                                      ----------------------------------------         TO
SUPPLEMENTAL DATA:                                       2002           2001           2000        11/30/1999
---------------------------------------------------------------------------------------------------------------
  Net assets, end of period (000)                     $   70,289     $   31,066     $   17,496     $     14,133
  Portfolio turnover rate                                  68.70%         93.11%         80.53%          109.57%
===============================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD FUND

                                                                  YEAR ENDED 11/30                12/31/1998(a)
                                                      ----------------------------------------         TO
                                                         2002           2001           2000        11/30/1999
PER SHARE OPERATING PERFORMANCE (CLASS B SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD                  $     8.22     $     8.37     $     9.70     $      10.08
                                                      ==========     ==========     ==========     ============
Investment operations
  Net investment income                                      .64(b)         .74(b)         .79(b)           .78(b)
  Net realized and unrealized loss                          (.82)          (.05)         (1.24)            (.37)
                                                      ----------     ----------     ----------     ------------
    Total from investment operations                        (.18)           .69           (.45)             .41
                                                      ----------     ----------     ----------     ------------
Distributions to shareholders from:
  Net investment income                                     (.69)          (.77)          (.88)            (.79)
  Paid-in capital                                           (.04)          (.07)             -                -
                                                      ----------     ----------     ----------     ------------
    Total distributions                                     (.73)          (.84)          (.88)            (.79)
                                                      ----------     ----------     ----------     ------------
NET ASSET VALUE, END OF PERIOD                        $     7.31     $     8.22     $     8.37     $       9.70
                                                      ==========     ==========     ==========     ============
Total Return(c)                                            (2.26)%         8.36%         (5.17)%           4.22%(d)

RATIOS TO AVERAGE NET ASSETS
  Expenses, including waiver and expense reductions         1.85%          1.96%          1.48%             .90%(d)
  Expenses, excluding waiver and expense reductions         1.85%          1.97%          1.99%            1.45%(d)
  Net investment income                                     8.45%          8.74%          8.57%            7.92%(d)

                                                                  YEAR ENDED 11/30                12/31/1998(a)
                                                      ----------------------------------------         TO
SUPPLEMENTAL DATA:                                       2002           2001           2000        11/30/1999
---------------------------------------------------------------------------------------------------------------
  Net assets, end of period (000)                     $   29,320     $   16,375     $    8,633     $      8,610
  Portfolio turnover rate                                  68.70%         93.11%         80.53%          109.57%
===============================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD FUND

                                                                  YEAR ENDED 11/30                12/31/1998(a)
                                                      ----------------------------------------         TO
                                                         2002           2001           2000        11/30/1999
PER SHARE OPERATING PERFORMANCE (CLASS C SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD                  $     8.23     $     8.37     $     9.70     $      10.08
                                                      ==========     ==========     ==========     ============
Investment operations
  Net investment income                                      .64(b)         .74(b)         .79(b)           .78(b)
  Net realized and unrealized loss                          (.82)          (.04)         (1.24)            (.37)
                                                      ----------     ----------     ----------     ------------
    Total from investment operations                        (.18)           .70           (.45)             .41
                                                      ----------     ----------     ----------     ------------
Distributions to shareholders from:
  Net investment income                                     (.69)          (.77)          (.88)            (.79)
  Paid-in capital                                           (.04)          (.07)             -                -
                                                      ----------     ----------     ----------     ------------
    Total distributions                                     (.73)          (.84)          (.88)            (.79)
                                                      ----------     ----------     ----------     ------------
NET ASSET VALUE, END OF PERIOD                        $     7.32     $     8.23     $     8.37     $       9.70
                                                      ==========     ==========     ==========     ============
Total Return(c)                                            (2.25)%         8.48%         (5.17)%           4.21%(d)

RATIOS TO AVERAGE NET ASSETS
  Expenses, including waiver and expense reductions         1.85%          1.96%          1.48%             .90%(d)
  Expenses, excluding waiver and expense reductions         1.85%          1.97%          1.99%            1.45%(d)
  Net investment income                                     8.45%          8.71%          8.60%            7.92%(d)

                                                                  YEAR ENDED 11/30                12/31/1998(a)
                                                      ----------------------------------------         TO
SUPPLEMENTAL DATA:                                       2002           2001           2000        11/30/1999
---------------------------------------------------------------------------------------------------------------
  Net assets, end of period (000)                     $   38,592     $   17,621     $    5,717     $      5,945
  Portfolio turnover rate                                  68.70%         93.11%         80.53%          109.57%
===============================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD FUND

                                                                  YEAR ENDED 11/30                  5/4/1999(e)
                                                      ----------------------------------------          TO
                                                         2002           2001           2000         11/30/1999
PER SHARE OPERATING PERFORMANCE (CLASS Y SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD                  $     8.21     $     8.38     $     9.73     $      10.36
                                                      ==========     ==========     ==========     ============
Investment operations
  Net investment income                                      .69(b)         .81(b)         .88(b)           .55(b)
  Net realized and unrealized loss                          (.80)          (.06)         (1.25)            (.62)
                                                      ----------     ----------     ----------     ------------
    Total from investment operations                        (.11)           .75           (.37)            (.07)
                                                      ----------     ----------     ----------     ------------
Distributions to shareholders from:
  Net investment income                                     (.75)          (.85)          (.98)            (.56)
  Paid-in capital                                           (.05)          (.07)             -                -
                                                      ----------     ----------     ----------     ------------
    Total distributions                                     (.80)          (.92)          (.98)            (.56)
                                                      ----------     ----------     ----------     ------------
NET ASSET VALUE, END OF PERIOD                        $     7.30     $     8.21     $     8.38     $       9.73
                                                      ==========     ==========     ==========     ============
Total Return(c)                                            (1.30)%         9.18%         (4.31)%           (.59)%(d)

RATIOS TO AVERAGE NET ASSETS
  Expenses, including waiver and expense reductions          .85%           .96%           .48%             .00%(d)
  Expenses, excluding waiver and expense reductions          .85%           .97%           .99%             .51%(d)
  Net investment income                                     9.45%          9.75%          9.49%            5.59%(d)

                                                                  YEAR ENDED 11/30                  5/4/1999(e)
                                                      ----------------------------------------           TO
SUPPLEMENTAL DATA:                                       2002           2001           2000          11/30/1999
---------------------------------------------------------------------------------------------------------------
  Net assets, end of period (000)                     $    1,308     $        1     $        1     $          1
  Portfolio turnover rate                                  68.70%         93.11%         80.53%          109.57%
===============================================================================================================

(a) Commencement of operations.
(b) Calculated using average shares outstanding during the period.
(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d) Not annualized.
(e) Commencement of offering of class shares.

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
LIMITED DURATION U.S. GOVERNMENT FUND

                                                                                   YEAR ENDED 11/30
                                                      --------------------------------------------------------------------------
                                                         2002           2001             2000             1999           1998
PER SHARE OPERATING PERFORMANCE (CLASS A SHARES)
NET ASSET VALUE, BEGINNING OF YEAR                    $     4.48     $     4.45       $     4.34       $     4.46     $     4.40
                                                      ==========     ==========       ==========       ==========     ==========
Investment operations
  Net investment income                                      .12(a)         .19(a)(c)        .27(a)(c)        .27(a)         .26(a)
  Net realized and unrealized gain (loss)                    .13            .17              .08             (.15)           .04
                                                      ----------     ----------       ----------       ----------     ----------
    Total from investment operations                         .25            .36              .35              .12            .30
                                                      ----------     ----------       ----------       ----------     ----------
Distributions to shareholders from:
  Net investment income                                     (.19)          (.33)            (.24)            (.24)          (.24)
                                                      ----------     ----------       ----------       ----------     ----------
NET ASSET VALUE, END OF YEAR                          $     4.54     $     4.48       $     4.45       $     4.34     $     4.46
                                                      ==========     ==========       ==========       ==========     ==========
Total Return(b)                                             5.59%          8.27%            8.03%            3.05%          7.06%

RATIOS TO AVERAGE NET ASSETS
  Expenses, including waiver and expense reductions          .78%           .94%             .29%             .32%           .47%
  Expenses, excluding waiver and expense reductions          .78%           .95%             .91%            1.00%          1.38%
  Net investment income                                     2.72%          4.30%            6.27%            6.21%          5.86%

                                                                                   YEAR ENDED 11/30
                                                      --------------------------------------------------------------------------
SUPPLEMENTAL DATA:                                       2002           2001             2000             1999           1998
--------------------------------------------------------------------------------------------------------------------------------
  Net assets, end of year (000)                       $   67,234     $   26,380       $    9,312       $   10,320     $    5,705
  Portfolio turnover rate                                 360.66%        564.26%          448.04%          310.16%        346.67%
================================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

LIMITED DURATION U.S. GOVERNMENT FUND

                                                                                   YEAR ENDED 11/30
                                                      --------------------------------------------------------------------------
                                                         2002           2001             2000             1999           1998
PER SHARE OPERATING PERFORMANCE (CLASS C SHARES)
NET ASSET VALUE, BEGINNING OF YEAR                    $     4.51     $     4.44       $     4.33       $     4.47     $     4.40
                                                      ==========     ==========       ==========       ==========     ==========
Investment operations
  Net investment income                                      .08(a)         .14(a)(c)        .23(a)(c)        .23(a)         .22(a)
  Net realized and unrealized gain (loss)                    .12            .17              .08             (.17)           .05
                                                      ----------     ----------       ----------       ----------     ----------
    Total from investment operations                         .20            .31              .31              .06            .27
                                                      ----------     ----------       ----------       ----------     ----------
Distributions to shareholders from:
  Net investment income                                     (.14)          (.24)            (.20)            (.20)          (.20)
                                                      ----------     ----------       ----------       ----------     ----------
NET ASSET VALUE, END OF YEAR                          $     4.57     $     4.51       $     4.44       $     4.33     $     4.47
                                                      ==========     ==========       ==========       ==========     ==========
Total Return(b)                                             4.57%          7.12%            7.23%            1.33%          6.23%

RATIOS TO AVERAGE NET ASSETS
  Expenses, including waiver and expense reductions         1.76%          1.94%            1.29%            1.29%          1.35%
  Expenses, excluding waiver and expense reductions         1.76%          1.95%            1.91%            1.97%          2.26%
  Net investment income                                     1.74%          2.91%            5.35%            5.30%          4.94%

                                                                                   YEAR ENDED 11/30
                                                      --------------------------------------------------------------------------
SUPPLEMENTAL DATA:                                       2002           2001             2000             1999           1998
--------------------------------------------------------------------------------------------------------------------------------
  Net assets end of year (000)                        $   59,658     $   25,506       $    4,167       $    5,929     $    5,295
  Portfolio turnover rate                                 360.66%        564.26%          448.04%          310.16%        346.67%
================================================================================================================================

(a) Calculated using average shares outstanding during the period.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c) Interest expense is less than $.01.

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
U.S GOVERNMENT FUND

                                                                               YEAR ENDED 11/30
                                                  -----------------------------------------------------------------------------
                                                      2002           2001             2000               1999           1998
PER SHARE OPERATING PERFORMANCE (CLASS A SHARES)
NET ASSET VALUE, BEGINNING OF YEAR                $      2.59    $      2.51       $      2.45       $      2.64    $      2.59
                                                  ===========    ===========       ===========       ===========    ===========
Investment operations
  Net investment income (net of interest expense)         .08(a)         .12(a)(c)         .14(a)(c)         .15(a)         .17(a)
  Net realized and unrealized gain (loss)                 .10            .12               .08              (.18)           .05
                                                  -----------    -----------       -----------       -----------    -----------
    Total from investment operations                      .18            .24               .22              (.03)           .22
                                                  -----------    -----------       -----------       -----------    -----------
Distributions to shareholders from:
  Net investment income                                  (.13)          (.16)             (.16)             (.16)          (.17)
                                                  -----------    -----------       -----------       -----------    -----------
NET ASSET VALUE, END OF YEAR                      $      2.64    $      2.59       $      2.51       $      2.45    $      2.64
                                                  ===========    ===========       ===========       ===========    ===========
Total Return(b)                                          7.00%          9.62%             8.68%             (.72)%         8.86%

RATIOS TO AVERAGE NET ASSETS
  Expenses, including expense reductions                 1.09%          1.09%             1.11%             1.02%           .96%
  Expenses, excluding expense reductions                 1.09%          1.10%             1.12%             1.02%           .96%
  Net investment income                                  3.05%          4.76%             5.75%             6.07%          6.36%

                                                                                   YEAR ENDED 11/30
                                                  -----------------------------------------------------------------------------
SUPPLEMENTAL DATA:                                    2002           2001             2000               1999           1998
-------------------------------------------------------------------------------------------------------------------------------
  Net assets, end of year (000)                   $ 1,097,968    $ 1,093,286       $ 1,126,887       $ 1,354,030    $ 1,712,350
  Portfolio turnover rate                              560.84%        688.68%           406.10%           396.37%        399.64%
===============================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

U.S GOVERNMENT FUND

                                                                                   YEAR ENDED 11/30
                                                      --------------------------------------------------------------------------
                                                         2002           2001             2000             1999           1998
PER SHARE OPERATING PERFORMANCE (CLASS B SHARES)
NET ASSET VALUE, BEGINNING OF YEAR                    $     2.59     $     2.52       $     2.45       $     2.64     $     2.58
                                                      ==========     ==========       ==========       ==========     ==========
Investment operations
  Net investment income (net of interest expense)            .06(a)         .10(a)(c)        .12(a)(c)        .14(a)         .14(a)
  Net realized and unrealized gain (loss)                    .10            .11              .09             (.19)           .07
                                                      ----------     ----------       ----------       ----------     ----------
    Total from investment operations                         .16            .21              .21             (.05)           .21
                                                      ----------     ----------       ----------       ----------     ----------
Distributions to shareholders from:
  Net investment income                                     (.11)          (.14)            (.14)            (.14)          (.15)
                                                      ----------     ----------       ----------       ----------     ----------
NET ASSET VALUE, END OF YEAR                          $     2.64     $     2.59       $     2.52       $     2.45     $     2.64
                                                      ==========     ==========       ==========       ==========     ==========
Total Return(b)                                             6.42%          8.56%            8.39%           (1.43)%         8.49%

RATIOS TO AVERAGE NET ASSETS
  Expenses, including expense reductions                    1.70%          1.70%            1.76%            1.69%          1.66%
  Expenses, excluding expense reductions                    1.70%          1.71%            1.77%            1.69%          1.66%
  Net investment income                                     2.44%          4.00%            5.10%            5.33%          5.36%

                                                                                   YEAR ENDED 11/30
                                                      --------------------------------------------------------------------------
SUPPLEMENTAL DATA:                                       2002           2001             2000             1999           1998
--------------------------------------------------------------------------------------------------------------------------------
  Net assets, end of year (000)                       $   97,262     $   56,264       $   30,250       $   33,181     $   29,293
  Portfolio turnover rate                                 560.84%        688.68%          406.10%          396.37%        399.64%
================================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

U.S GOVERNMENT FUND

                                                                                   YEAR ENDED 11/30
                                                      --------------------------------------------------------------------------
                                                         2002           2001             2000             1999           1998
PER SHARE OPERATING PERFORMANCE (CLASS C SHARES)
NET ASSET VALUE, BEGINNING OF YEAR                    $     2.60     $     2.52       $     2.45       $     2.65     $     2.59
                                                      ==========     ==========       ==========       ==========     ==========
Investment operations
  Net investment income (net of interest expense)            .06(a)         .11(a)(c)        .13(a)(c)        .14(a)         .15(a)
  Net realized and unrealized gain (loss)                    .10            .11              .08             (.20)           .06
                                                      ----------     ----------       ----------       ----------     ----------
    Total from investment operations                         .16            .22              .21             (.06)           .21
                                                      ----------     ----------       ----------       ----------     ----------
Distributions to shareholders from:
  Net investment income                                     (.11)          (.14)            (.14)            (.14)          (.15)
                                                      ----------     ----------       ----------       ----------     ----------
NET ASSET VALUE, END OF YEAR                          $     2.65     $     2.60       $     2.52       $     2.45     $     2.65
                                                      ==========     ==========       ==========       ==========     ==========
Total Return(b)                                             6.36%          8.93%            8.38%           (1.80)%         8.47%

RATIOS TO AVERAGE NET ASSETS
  Expenses, including expense reductions                    1.68%          1.70%            1.76%            1.64%          1.62%
  Expenses, excluding expense reductions                    1.68%          1.71%            1.77%            1.64%          1.62%
  Net investment income                                     2.46%          4.14%            5.15%            5.46%          5.69%

                                                                                   YEAR ENDED 11/30
                                                      --------------------------------------------------------------------------
SUPPLEMENTAL DATA:                                       2002           2001             2000             1999           1998
--------------------------------------------------------------------------------------------------------------------------------
  Net assets, end of year (000)                       $  111,853     $  101,476       $   93,163       $  118,379     $  160,761
  Portfolio turnover rate                                 560.84%        688.68%          406.10%          396.37%        399.64%
================================================================================================================================

(a) Calculated using average shares outstanding during the period.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c) Interest expense is less than $.01.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION

Lord Abbett Investment Trust (the "Trust") is registered under the Investment Company Act of 1940 (the "Act") as a diversified open-end management investment company organized as a Delaware Business Trust on August 16, 1993. The Trust currently consists of six funds. This report covers the following four funds and their respective classes (separately, a "Fund" and collectively, the "Funds"); Lord Abbett Balanced Series ("Balanced Fund"), Class A, B, C and P shares; Lord Abbett High Yield Fund ("High Yield Fund"), Class A, B, C, P and Y shares; Lord Abbett Limited Duration U.S. Government Securities Series ("Limited Duration Fund"), Class A, B, C and P shares; and U.S. Government Securities Series ("U.S. Government Fund"), Class A, B, C and P shares. As of the date of this report, no B shares have been issued for Limited Duration Fund, and no P shares have been issued for Limited Duration Fund and U.S. Government Fund. P Shares were issued for High Yield Fund and Balanced Fund on December 31, 2002.

Balanced Fund's investment objective is current income and capital growth. Balanced Fund invests in other mutual funds ("Underlying Funds") managed by Lord, Abbett & Co. LLC ("Lord Abbett"). High Yield Fund's investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return. Limited Duration Fund's investment objective is to seek a high level of income from a portfolio consisting primarily of limited duration U.S. Government securities. U.S. Government Fund's investment objective is high current income consistent with reasonable risk.

Each Class of shares has different expenses and dividends. A front-end sales charge is normally added to NAV for Class A shares. There is no front-end sales charge in the case of the Class B and C shares, although there may be a contingent deferred sales charge ("CDSC") as follows: certain redemptions of Class A shares made within 24 months following any purchases made without a sales charge; Class B shares redeemed before the sixth anniversary of purchase; and Class C shares redeemed before the first anniversary of purchase. Class B shares will convert to Class A shares on the eighth anniversary of your original purchase of Class B shares.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which permit management to make certain estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements. Actual results could differ from those estimates.

2.   SIGNIFICANT ACCOUNTING POLICIES

(a) INVESTMENT VALUATION-Securities traded on national or foreign securities exchanges are valued at the last quoted sales price or, if no sales price is available, at the mean between the latest bid and asked prices on such exchange, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Trust's officers, that market more accurately reflects the market value of the bonds. Securities traded only in the over-the-counter market are valued at the mean between the latest bid and asked prices, except that securities admitted to trading on the NASDAQ National Market System are valued at the last sales price if it is determined that such price more accurately reflects the value of such securities. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Trustees. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value. Investments in the

     Underlying Funds are valued at the closing net asset value per share of each Underlying Fund on the day of valuation.

(b) SECURITY TRANSACTIONS-Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains or losses are allocated to each class of shares, based upon the relative proportion of net assets at the beginning of the day.

(c) INVESTMENT INCOME-Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and discounts are accreted and premiums are amortized using the effective interest method. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d) FEDERAL TAXES-It is the policy of each Fund to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable net investment income and capital gains to its shareholders. Therefore, no federal income tax provision is required.

(e) EXPENSES-Expenses incurred by the Trust that do not specifically relate to an individual fund are allocated to the funds within the Trust on a pro rata basis. Expenses excluding class specific expenses are allocated to each class of shares based upon the relative proportion of class net assets at the beginning of the day. Class A, Class B, and Class C shares bear all expenses and fees relating to their respective 12b-1 Distribution Plans.

(f) FOREIGN TRANSACTIONS-The books and records of High Yield Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Funds' records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted to reflect current exchange rates. The resultant exchange gains and losses are included as net realized gain
     (loss) on investments and foreign currency related transactions on the Statements of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

(g) FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS-High Yield Fund may enter into forward foreign currency exchange contracts in order to reduce its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in foreign currencies. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The contracts are valued daily at forward exchange rates and any unrealized gain or loss is included in the net unrealized appreciation (depreciation) on investments, futures contracts and translations of assets and liabilities denominated in foreign currencies. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contracts is included in net realized gain (loss) on investments and foreign currency related transactions on the Statements of Operations. At November 30, 2002, there are no forward foreign currency exchange contracts outstanding.

(h) FUTURES CONTRACTS-Futures contracts are marked to market daily, and the variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally open futures contracts are marked to market for federal income tax purposes at fiscal year-end.

(i) REPURCHASE AGREEMENTS-The Funds may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction by which a Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. Each Fund requires at all times that the repurchase agreement be collateralized by cash or U.S. Government securities having a value equal to, or in excess of, the value of the repurchase agreement. If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, a Fund may incur a loss upon disposition of them.

(j) SHORT SALES-Each Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the company sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

3.   MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES
The Trust has a management agreement with Lord Abbett pursuant to which Lord Abbett supplies the Trust with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Trust's investment portfolios. The management fee is based on average daily net assets at the following annual rates:

                                         MANAGEMENT FEES     VOLUNTARY WAIVER
-----------------------------------------------------------------------------
Balanced Fund                                        .75%                 .75%
High Yield Fund                                      .60%                  --
Limited Duration Fund                                .50%                  --
U.S. Government Fund                                 .50%(1)               --

(1) The management fee for U.S. Government Fund is reduced to .45% for average daily net assets in excess of $3 billion.

For the year ended November 30, 2002, Lord Abbett voluntarily waived its management fee for Balanced Fund. Lord Abbett may stop waiving all or a portion of its management fee at any time.

Balanced Fund has entered into a Servicing Arrangement with the Underlying Funds pursuant to which each Underlying Fund will pay a portion of the expenses (excluding management fee, distribution and service fees) of Balanced Fund in proportion to the average daily value of total Underlying Fund shares owned by Balanced Fund.

12b-1 DISTRIBUTION PLANS
The Trust has adopted a distribution plan (the "Plan") with respect to one or more classes of shares pursuant to Rule 12b-1 of the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC ("Distributor"), an affiliate of Lord Abbett. The fees are accrued daily at annual rates based upon average daily net assets as follows:

FEE                   CLASS A*          CLASS B       CLASS C(3)        CLASS P
-------------------------------------------------------------------------------
Service                .25%              .25%            .25%             .20%
Distribution           .10%(1)(2)        .75%            .75%             .25%

* For Limited Duration Fund, Class A Plan will not become active until the Fund's Class A share net assets reach $100 million.

(1) In addition, each Fund other than Limited Duration Fund pays a one-time distribution fee of up to 1% on certain qualifying purchases, which is generally amortized over a two-year period. These arrangements will become effective for Limited Duration Fund when its Class A Plan becomes effective.

(2) In addition, each Fund except for Limited Duration Fund pays an incremental marketing expense of approximately .03% of the average net assets of Class A.

(3) Until December 1, 2001, the Trust had in place a Plan for Class C shares that provided for Balanced Fund, Limited Duration Fund, and U.S. Government Fund to pay Distributor at the time of sale, distribution and service fees not to exceed .75% and .25%, respectively, of the net asset value of the shares sold. These payments were generally amortized over a one-year period. In addition, at each quarter end after the first anniversary of the sale, each of these Funds paid Distributor distribution and service fees not to exceed .75% and .25%, respectively, of the average daily net assets of such shares. Effective December 1, 2001, the Trust amended the Plan so that each of these Funds pays Distributor distribution and service fees at annual rates not to exceed .75% and .25%, respectively, of the average daily net assets of the shares outstanding payable at each month end. In connection with these changes to the Plan, Distributor reimbursed these Funds for the prepaid distribution and service fee balances outstanding as of November 30, 2001 totaling $30,616, $177,575 and $100,926 for the
     Balanced Fund, Limited Duration Fund and U.S. Government Fund, respectively.

Effective January 1, 2003, the incremental marketing expense of approximately ..03% of average daily net assets of Class A will be terminated under the distribution plan. Also, effective January 1, 2003, Lord Abbett will begin providing certain administrative services to the Trust pursuant to an Administrative Services Agreement at the annual rate of .04% of each Fund's average daily net assets. This will result in Lord Abbett paying Fund Accounting expenses that were previously charged to the funds.

Class Y does not have a plan.

COMMISSIONS
Distributor received the following commissions on sales of Class A shares of the Trust after concessions were paid to authorized dealers for the year ended November 30, 2002:

                                               DISTRIBUTOR              DEALERS'
                                               COMMISSIONS           CONCESSIONS
--------------------------------------------------------------------------------
Balanced Fund                                    $ 357,312           $ 1,926,272
High Yield Fund                                    110,985               573,274
Limited Duration Fund                               83,740               439,967
U.S. Government Fund                               201,406             1,100,822

Certain of the Trust's officers and Trustees have an interest in Lord Abbett.

4.   DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared daily and paid monthly for U.S. Government Fund and Limited Duration Fund, and declared and paid monthly for Balanced Fund and High Yield Fund. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in capital.

On December 19, 2002, a long-term capital gain distribution of $3,678,294 was declared for Balanced Fund. The distribution was paid on December 20, 2002, to shareholders of record on December 19, 2002.

The tax character of distributions paid during the fiscal year ended
November 30, 2002 and the fiscal year ended November 30, 2001 are as follows:

                                                     BALANCED FUND               HIGH YIELD FUND
------------------------------------------------------------------------------------------------
                                        11/30/2002      11/30/2001     11/30/2002     11/30/2001
------------------------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                       $  6,279,404   $   5,676,656   $  8,515,760   $  4,283,550
Net long-term capital gains                      -       4,712,651              -              -
------------------------------------------------------------------------------------------------
    Total distributions                  6,279,404      10,389,307      8,515,760      4,283,550
    Tax return of capital                        -         280,788        482,746        364,654
------------------------------------------------------------------------------------------------
Total distributions paid              $  6,279,404   $  10,670,095   $  8,998,506   $  4,648,204
================================================================================================

As of November 30, 2002, the components of accumulated earnings (losses) on a tax basis are as follows:

                                                     BALANCED FUND               HIGH YIELD FUND
------------------------------------------------------------------------------------------------
Undistributed long-term capital gains                $   3,678,294                             -
------------------------------------------------------------------------------------------------
    Total undistributed earnings                         3,678,294                             -
Capital loss carryforwards                                       -               $   (14,009,378)
Temporary differences                                       (1,172)                     (127,304)
Unrealized losses - net                                (31,892,716)                   (4,986,376)
------------------------------------------------------------------------------------------------
  Total accumulated losses - net                     $ (28,215,594)              $   (19,123,058)
================================================================================================
Capital loss carryforward years of expiration                 NONE                     2005-2010

Capital losses incurred after October 31 ("Post-October losses"), within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The High Yield Fund incurred and will elect to defer net capital losses of $609,054 during fiscal 2002.

As of November 30, 2002, the Fund's aggregate security unrealized gains and losses based on cost for U.S. Federal income tax purposes are as follows:

                                                     BALANCED FUND               HIGH YIELD FUND
------------------------------------------------------------------------------------------------
Tax cost                                             $ 237,196,981               $   142,119,970
------------------------------------------------------------------------------------------------
Gross unrealized gain                                      379,546                     4,621,574
Gross unrealized loss                                  (32,272,262)                   (9,607,950)
------------------------------------------------------------------------------------------------
      Net unrealized security loss                   $ (31,892,716)              $    (4,986,376)
================================================================================================

The difference between book-basis and tax-basis unrealized gains (losses) is primarily attributable to wash sales and other temporary tax adjustments.

On December 19, 2002, a short-term capital gain distribution of $174,810 was declared for Limited Duration. The distribution was paid on December 20, 2002, to shareholders of record on December 19, 2002.

The tax character of distributions paid during the fiscal year ended November 30, 2002 and the fiscal year ended November 30, 2001 are as follows:

                                                  LIMITED DURATION FUND            U.S. GOVERNMENT FUND
-------------------------------------------------------------------------------------------------------
                                              11/30/2002     11/30/2001      11/30/2002      11/30/2001
-------------------------------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                             $  2,862,435  $   1,484,570   $  60,359,937   $  74,548,402
Net long-term capital gains                            -              -               -               -
-------------------------------------------------------------------------------------------------------
Total distributions paid                    $  2,862,435  $   1,484,570   $  60,359,937   $  74,548,402
=======================================================================================================

As of November 30, 2002, the components of accumulated earnings (losses) on a tax basis are as follows:

                                                  LIMITED DURATION FUND            U.S. GOVERNMENT FUND
-------------------------------------------------------------------------------------------------------
Undistributed ordinary income - net                       $     387,188                 $        84,786
Undistributed long-term capital gains                                 -                               -
-------------------------------------------------------------------------------------------------------
   Total undistributed earnings                                 387,188                          84,786
Capital loss carryforwards                                            -                    (278,646,499)
Temporary differences                                          (313,214)                     (5,162,126)
Unrealized gains - net                                          302,913                       2,317,643
-------------------------------------------------------------------------------------------------------
   Total accumulated gains (losses) - net                 $     376,887                 $  (281,406,196)
=======================================================================================================
Capital loss carryforward years of expiration                      NONE                       2003-2008

As of November 30, 2002, the Fund's aggregate security unrealized gains and losses based on cost for U.S. Federal income tax purposes are as follows:

                                                  LIMITED DURATION FUND            U.S. GOVERNMENT FUND
-------------------------------------------------------------------------------------------------------
Tax cost                                                  $ 144,525,808                 $ 1,721,064,838
-------------------------------------------------------------------------------------------------------
Gross unrealized gain                                           425,933                       3,270,309
Gross unrealized loss                                          (123,020)                       (952,666)
-------------------------------------------------------------------------------------------------------
   Net unrealized security gain                           $     302,913                 $     2,317,643
=======================================================================================================

The difference between book-basis and tax-basis unrealized gains (losses) is primarily attributable to wash sales and other temporary tax adjustments.

Permanent items identified during the fiscal year ended November 30, 2002 have been reclassified among the components of net assets based on their tax basis treatment as follow:

                                  UNDISTRIBUTED      ACCUMULATED
                                 (DISTRIBUTIONS     NET REALIZED
                                  IN EXCESS OF)   GAIN (LOSS) ON
                                 NET INVESTMENT      INVESTMENTS   PAID-IN CAPITAL
                                INCOME INCREASE         INCREASE          INCREASE
                                     (DECREASE)       (DECREASE)        (DECREASE)
----------------------------------------------------------------------------------
Balanced Fund                   $      (472,815)  $      533,938   $       (61,123)
High Yield Fund                         827,939       (3,379,297)        2,551,358
Limited Duration Fund                 1,258,082       (1,156,970)         (101,112)
U.S. Government Fund                 38,418,201      233,578,613      (271,996,814)

5.  PORTFOLIO SECURITIES TRANSACTIONS

The Trust may lend its securities to member banks of the Federal Reserve System and to registered broker-dealers approved by the Trust. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to 102% the market value of securities loaned.

As of November 30, 2002, the value of securities loaned for U.S. Government Fund was $154,333,879. These loans were collateralized by cash of $110,607,584, which was invested in a restricted money market account and securities of $46,650,602 for a total of $157,258,186. Expenses relating to securities lending of $128,977 for U.S. Government Fund are included in other expenses on the Statements of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. Lending portfolio securities could result in a loss or delay in recovering the Trust's securities if the borrower defaults.

As of November 30, 2002, there were no securities on loan and no activity during the year for the Balanced Fund, High Yield Fund and Limited Duration Fund. As of November 30, 2002, U.S. Government Fund had the following future obligations:

                                                                                 UNREALIZED
TYPE                   EXPIRATION DATE   CONTRACTS   POSITION   MARKET VALUE   APPRECIATION
-------------------------------------------------------------------------------------------
US 10 year Note        December 2002            50      Short   $   (148,538)  $    148,189

Purchases and sales of investment securities (other than short-term investments) for the year ended November 30, 2002 are as follows:

                                                            PURCHASES                 SALES
-------------------------------------------------------------------------------------------
Balanced Fund                                         $    83,136,803       $             -
High Yield Fund                                           141,430,488            63,795,460
Limited Duration Fund                                     374,842,017           290,972,489
U.S. Government Fund                                    7,883,704,150         7,809,355,214

6.  TRUSTEES' REMUNERATION

The Trustee and officers who are associated with Lord Abbett do not receive any compensation from the Trust for serving in such capacities. Outside Trustees' fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity based plan available to all outside Trustees under which outside Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Trustees' fees. The deferred amounts are treated as though equivalent dollar amounts have been invested proportionately in the Funds. Such amounts and earnings accrued thereon are included in Trustees' fees on the Statement of Operations and in Trustees' fees payable on the Statements of Assets and Liabilities and are not deductible for federal income tax purposes until such amounts are paid.

7.  EXPENSE REDUCTIONS

The Trust has entered into arrangements with its transfer agent and custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds' expenses.

8.  LINE OF CREDIT

High Yield Fund, along with certain other funds managed by Lord Abbett, has available a $145,000,000 unsecured revolving credit facility ("Facility"), from a consortium of banks, to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Any borrowings under this Facility will bear interest at current market rates as defined in the agreement. Effective December 12, 2002, the unsecured revolving credit Facility is $200,000,000. The fee for this Facility is an annual rate of 0.09%. At November 30, 2002 there were no loans outstanding pursuant to this Facility nor was the Facility utilized at any time during the year.

9.  REORGANIZATION

On October 15, 2002, High Yield Fund acquired all of the net assets of Lord Abbett Securities Trust - World Bond-Debenture Series ("World Bond-Debenture Fund"), pursuant to an Agreement and Plan of Reorganization approved by World Bond-Debenture Fund shareholders on October 10, 2002. The reorganization was accomplished by a tax-free exchange of a total of 1,371,832 shares of the High Yield Fund valued at $9,486,159 for 1,335,884 shares of World Bond-Debenture Fund outstanding on October 15, 2002. The shares of each class of World Bond-Debenture Fund were exchanged for same class shares of High Yield Fund as follows:

                                HIGH YIELD FUND   HIGH YIELD FUND      WORLD BOND-
                                      VALUED AT            SHARES   DEBENTURE FUND
CLASS                                  10/15/02         EXCHANGED        EXCHANGED
----------------------------------------------------------------------------------
A                                   $ 6,411,874           926,571          903,081
B                                   $ 1,702,821           246,786          239,521
C                                   $ 1,371,464           198,475          193,282

World Bond-Debenture Fund's net assets at that date, including $694,948 unrealized depreciation, were combined with those of High Yield Fund. The aggregate net assets of High Yield Fund and World Bond-Debenture Fund immediately before the acquisition were $105,408,274 and $9,486,159, respectively.

10. CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company ("SSB") is the Trust's custodian and accounting agent. Effective January 7, 2002, SSB began performing custodian functions, and thereafter the accounting and recordkeeping functions, relating to portfolio transactions and calculating the Funds' net asset values.

11. INVESTMENT RISKS

Each Fund is subject to the general risks and considerations associated with investing in fixed income securities. The value of an investment will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of fixed income securities are likely to decline; when rates fall, such prices tend to rise. Longer-term securities are usually more sensitive to interest rate changes. There is also the risk that an issuer of a fixed income security will fail to make timely payments of principal or interest to a Fund, a risk that is greater with high yield bonds in which one or more of the Funds may invest. Some issuers, particularly of high yield bonds, may default as to principal and/or interest payments after a Fund purchases their securities. A default, or concerns in the market about an increase in risk of default, may result in losses to the Fund. High Yield bonds are subject to greater price fluctuations, as well as additional risks.

In addition, Balanced Fund's investments are concentrated in the Underlying Funds and, as a result, the Fund's performance is directly related to their performance and subject to their risks, including those associated with equity investing. The values of equity holdings will fluctuate in response to movements in the stock market in general and to the changing prospects of the individual companies involved.

High Yield Fund may invest up to 20% of its assets in foreign securities which present increased market, liquidity, currency, political and other risks.

The mortgage-related securities in which Limited Duration Fund and U.S. Government Fund may invest may be particularly sensitive to changes in prevailing interest rates. When interest rates are declining, the value of these securities with prepayment features may not increase as much as other fixed income securities. Early principal repayment may deprive a Fund of income payments above current market rates. The prepayment rate also will affect the price and volatility of a mortgage-related security.

These factors can affect Fund performance.

12. SUMMARY OF CAPITAL TRANSACTIONS

The Trust has an unlimited number of authorized shares of beneficial interest.

                                                     YEAR ENDED                  YEAR ENDED
BALANCED FUND                                 NOVEMBER 30, 2002           NOVEMBER 30, 2001
-------------------------------------------------------------------------------------------
CLASS A SHARES                            SHARES         AMOUNT       SHARES         AMOUNT
-------------------------------------------------------------------------------------------
SHARES SOLD                            8,680,093  $  84,974,717    3,046,500  $  33,410,146
REINVESTMENT OF DISTRIBUTIONS            446,451      4,424,463      664,327      7,413,501
SHARES REACQUIRED                     (2,257,706)   (22,211,124)  (1,107,479)   (12,253,832)
-------------------------------------------------------------------------------------------
INCREASE                               6,868,838  $  67,188,056    2,603,348  $  28,569,815
-------------------------------------------------------------------------------------------

CLASS B SHARES
-------------------------------------------------------------------------------------------
SHARES SOLD                            1,412,577  $  14,061,896      939,637  $  10,298,459
REINVESTMENT OF DISTRIBUTIONS             67,588        671,980      124,293      1,386,258
SHARES REACQUIRED                       (553,665)    (5,494,694)    (283,715)    (3,121,683)
-------------------------------------------------------------------------------------------
INCREASE                                 926,500  $   9,239,182      780,215  $   8,563,034
-------------------------------------------------------------------------------------------

CLASS C SHARES
-------------------------------------------------------------------------------------------
SHARES SOLD                            1,132,899  $  11,481,269      664,972  $   7,342,289
REINVESTMENT OF DISTRIBUTIONS             59,157        591,781      122,663      1,367,913
SHARES REACQUIRED                       (547,235)    (5,366,842)    (309,707)    (3,446,760)
-------------------------------------------------------------------------------------------
INCREASE                                 644,821  $   6,706,208      477,928  $   5,263,442
-------------------------------------------------------------------------------------------

                                                     YEAR ENDED                  YEAR ENDED
HIGH YIELD FUND                               NOVEMBER 30, 2002           NOVEMBER 30, 2001
-------------------------------------------------------------------------------------------
CLASS A SHARES                            SHARES         AMOUNT       SHARES         AMOUNT
-------------------------------------------------------------------------------------------
SHARES SOLD                            7,343,716  $  55,200,672    2,867,680  $  24,310,913
REINVESTMENT OF DISTRIBUTIONS            366,789      2,787,148      196,917      1,667,884
SHARES REACQUIRED                     (1,897,320)   (14,316,376)  (1,383,720)   (11,863,146)
-------------------------------------------------------------------------------------------
INCREASE                               5,813,185  $  43,671,444    1,680,877  $  14,115,651
-------------------------------------------------------------------------------------------

CLASS B SHARES
-------------------------------------------------------------------------------------------
SHARES SOLD                            2,694,670  $  20,478,469    1,249,302  $  10,562,113
REINVESTMENT OF DISTRIBUTIONS            109,343        831,780       69,614        589,369
SHARES REACQUIRED                       (786,477)    (5,943,553)    (359,280)    (3,045,937)
-------------------------------------------------------------------------------------------
INCREASE                               2,017,536  $  15,366,696      959,636  $   8,105,545
-------------------------------------------------------------------------------------------

CLASS C SHARES
-------------------------------------------------------------------------------------------
SHARES SOLD                            4,211,319  $  31,965,579    1,774,602  $  14,964,840
REINVESTMENT OF DISTRIBUTIONS             79,439        604,808       56,868        483,788
SHARES REACQUIRED                     (1,160,748)    (8,782,226)    (373,531)    (3,150,239)
-------------------------------------------------------------------------------------------
INCREASE                               3,130,010  $  23,788,161    1,457,939  $  12,298,389
-------------------------------------------------------------------------------------------

CLASS Y SHARES
-------------------------------------------------------------------------------------------
SHARES SOLD                              241,408  $   1,803,117            -              -
REINVESTMENT OF DISTRIBUTIONS              3,755         27,181       14.007  $         118
SHARES REACQUIRED                        (66,209)      (509,607)           -              -
-------------------------------------------------------------------------------------------
INCREASE                                 178,954  $   1,320,691       14.007  $         118
-------------------------------------------------------------------------------------------

                                                     YEAR ENDED                  YEAR ENDED
LIMITED DURATION FUND                         NOVEMBER 30, 2002           NOVEMBER 30, 2001
-------------------------------------------------------------------------------------------
CLASS A SHARES                            SHARES         AMOUNT       SHARES         AMOUNT
-------------------------------------------------------------------------------------------
SHARES SOLD                           16,429,478  $  73,988,386   10,823,240  $  48,266,024
REINVESTMENT OF DISTRIBUTIONS            206,925        933,325      157,132        698,545
SHARES REACQUIRED                     (7,717,007)   (34,629,130)  (7,184,611)   (32,041,208)
-------------------------------------------------------------------------------------------
INCREASE                               8,919,396  $  40,292,581    3,795,761  $  16,923,361
-------------------------------------------------------------------------------------------

CLASS C SHARES
-------------------------------------------------------------------------------------------
SHARES SOLD                           11,046,208  $  50,139,778    5,478,821  $  24,725,104
REINVESTMENT OF DISTRIBUTIONS             90,896        411,859       37,036        166,437
SHARES REACQUIRED                     (3,740,030)   (16,907,733)    (797,576)    (3,583,638)
-------------------------------------------------------------------------------------------
INCREASE                               7,397,074  $  33,643,904    4,718,281  $  21,307,903
-------------------------------------------------------------------------------------------

                                                     YEAR ENDED                      YEAR ENDED
U.S. GOVERNMENT FUND                          NOVEMBER 30, 2002               NOVEMBER 30, 2001
-----------------------------------------------------------------------------------------------
CLASS A SHARES                            SHARES         AMOUNT         SHARES           AMOUNT
-----------------------------------------------------------------------------------------------
SHARES SOLD                           69,092,734  $ 180,586,504     61,537,534   $  157,030,530
REINVESTMENT OF DISTRIBUTIONS         13,603,732     35,423,668     16,814,708       43,158,929
SHARES REACQUIRED                    (88,535,212)  (230,606,745)  (106,323,409)    (271,322,702)
-----------------------------------------------------------------------------------------------
DECREASE                              (5,838,746) $ (14,596,573)   (27,971,167)  $  (71,133,243)
-----------------------------------------------------------------------------------------------

CLASS B SHARES
-----------------------------------------------------------------------------------------------
SHARES SOLD                           23,625,117  $  62,006,534     13,496,384   $   34,700,681
REINVESTMENT OF DISTRIBUTIONS            540,624      1,413,039        402,260        1,035,144
SHARES REACQUIRED                     (9,010,845)   (23,558,115)    (4,234,051)     (10,874,952)
-----------------------------------------------------------------------------------------------
INCREASE                              15,154,896  $  39,861,458      9,664,593   $   24,860,873
-----------------------------------------------------------------------------------------------

CLASS C SHARES
-----------------------------------------------------------------------------------------------
SHARES SOLD                           12,641,127  $  33,173,195     10,472,723   $   26,994,264
REINVESTMENT OF DISTRIBUTIONS            715,118      1,870,432        842,991        2,171,477
SHARES REACQUIRED                    (10,138,805)   (26,490,021)    (9,342,347)     (24,027,386)
-----------------------------------------------------------------------------------------------
INCREASE                               3,217,440  $   8,553,606      1,973,367   $    5,138,355
-----------------------------------------------------------------------------------------------

    THE TRUST (UNAUDITED)

    33.52% of the net investment income distributions paid by the Balanced Fund qualifies for the dividend received deduction for corporations.

INDEPENDENT AUDITORS' REPORT

THE BOARD OF TRUSTEES AND SHAREHOLDERS,
LORD ABBETT INVESTMENT TRUST--
BALANCED SERIES
LORD ABBETT HIGH YIELD FUND
LIMITED DURATION U.S. GOVERNMENT SECURITIES SERIES
U.S. GOVERNMENT SECURITIES SERIES

We have audited the accompanying statements of assets and liabilities of Lord Abbett Investment Trust - Balanced Series, Lord Abbett High Yield Fund, Limited Duration U.S. Government Securities Series and U.S. Government Securities Series (the "Funds"), including the schedules of investments, as of November 30, 2002, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2002 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Investment Trust - Balanced Series, Lord Abbett High Yield Fund, Limited Duration U.S. Government Securities Series and U.S. Government Securities Series as of November 30, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/  Deloitte & Touche LLP

New York, New York
January 27, 2003

SHAREHOLDER MEETING RESULTS

A Meeting of Shareholders of the Trust was held on July 18, 2002. On May 8, 2002, the record date for shareholders voting at the meeting, there were 524,058,015.941 total outstanding shares. Shareholders of the Trust considered the following proposal and the results of their voting were as follows:

To elect the Trust's Board Members

                                                      FOR            AGAINST
-------------------------------------------------------------------------------
Robert S. Dow                                   360,364,350.331   4,168,677.222
E. Thayer Bigelow                               360,571,387.337   3,961,640.216
William H. T. Bush                              360,634,350.116   3,898,677.437
Robert B. Calhoun, Jr.                          359,973,408.551   4,559,619.002
Stewart S. Dixon                                360,496,178.670   4,036,848.883
Franklin W. Hobbs                               360,700,002.294   3,833,025.259
C. Alan MacDonald                               359,906,225.374   4,626,802.179
Thomas J. Neff                                  360,613,145.647   3,919,881.906
James F. Orr, III                               360,573,616.075   3,959,411.478

BASIC INFORMATION ABOUT MANAGEMENT

The Trust's Board of Trustees is responsible for the management of the business and affairs of the Trust in accordance with the laws of the State of Delaware. The Board appoints officers who are responsible for the day-to-day operations of each Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to each Fund and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser.

The following Trustee is the Managing Partner of Lord Abbett and is an "interested person" as defined in the Act. Mr. Dow is also an officer, director, or trustee of each of the fourteen Lord Abbett-sponsored funds, which consist of 42 portfolios or series.

                                    CURRENT POSITION
NAME, ADDRESS AND                   LENGTH OF SERVICE                  PRINCIPAL OCCUPATION                         OTHER
DATE OF BIRTH                          WITH TRUST                     DURING PAST FIVE YEARS                    DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------------
ROBERT S. DOW                      Trustee since 1993             Managing Partner and Chief             N/A
Lord, Abbett & Co. LLC             and Chairman                   Investment Officer of
90 Hudson Street                   since 1996                     Lord Abbett since 1996.
Jersey City, NJ
Date of Birth: 3/8/1945

                           ---------------------------

The following outside Trustees are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds.

                                    CURRENT POSITION
NAME, ADDRESS AND                   LENGTH OF SERVICE                  PRINCIPAL OCCUPATION                         OTHER
DATE OF BIRTH                          WITH TRUST                     DURING PAST FIVE YEARS                    DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------------
E. THAYER BIGELOW                  Trustee since 1994             Managing General Partner,              Currently serves as
Bigelow Media, LLC                                                Bigelow Media, LLC (since              director of Crane Co.
909 Third Ave., 5th Floor                                         2000); Senior Adviser, Time            and Huttig Building
New York, NY                                                      Warner Inc. (1998 - 2000);             Products Inc.
Date of Birth: 10/22/1941                                         Acting Chief Executive
                                                                  Officer of Courtroom
                                                                  Television Network (1997 -
                                                                  1998); President and Chief
                                                                  Executive Officer of Time
                                                                  Warner Cable Programming,
                                                                  Inc. (1991 - 1997).

WILLIAM H.T. BUSH                  Trustee since 1998             Co-founder and Chairman                Currently serves as
Bush-O'Donnell & Co., Inc.                                        of the Board of the financial          director of Wellpoint
101 South Hanley Road                                             advisory firm of Bush-                 Health Network, Inc.,
Suite 1025                                                        O'Donnell & Company (since             DT Industries Inc., and
St. Louis, MO                                                     1986).                                 Engineered Support
Date of Birth: 7/14/1938                                                                                 Systems, Inc.

ROBERT B. CALHOUN, JR.             Trustee since 1998             Managing Director of Monitor           Currently serves as
Monitor Clipper Partners                                          Clipper Partners (since 1997)          director of Avondale,
Two Canal Park                                                    and President of Clipper Asset         Inc., Avondale Mills, Inc.,
Cambridge, MA                                                     Management Corp. (since                IGI/Earth Color, Inc.,
Date of Birth: 10/25/1942                                         1991), both private equity             Integrated Graphics,
                                                                  investment funds.                      Inc., and Interstate
                                                                                                         Bakeries Corp.

                                    CURRENT POSITION
NAME, ADDRESS AND                   LENGTH OF SERVICE                  PRINCIPAL OCCUPATION                         OTHER
DATE OF BIRTH                          WITH TRUST                     DURING PAST FIVE YEARS                    DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------------
STEWART S. DIXON                   Trustee since 1993;            Partner in the law firm of             N/A
Wildman, Harrold,                  Retired 12/31/2002             Wildman, Harrold, Allen &
Allen & Dixon                                                     Dixon (since 1967).
225 W. Wacker Drive,
Suite 2800
Chicago, IL
Date of Birth: 11/5/1930

FRANKLIN W. HOBBS                  Trustee since 2000             Chief Executive Officer of             Currently serves as
Houlihan Lokey                                                    Houlihan Lokey Howard &                director of Adolph
Howard & Zukin                                                    Zukin, an investment bank,             Coors Company.
685 Third Ave.                                                    (January 2002 to present);
New York, NY                                                      Chairman of Warburg Dillon
Date of Birth: 7/30/1947                                          Read (1999 - 2000); Global
                                                                  Head of Corporate Finance
                                                                  of SBC Warburg Dillon Read
                                                                  (1997 - 1999); Chief
                                                                  Executive Officer of Dillon,
                                                                  Read & Co. (1994 - 1997).

C. ALAN MacDONALD                  Trustee since 1993             Retired - General Business             Currently serves as
415 Round Hill Road                                               and Governance Consulting              director of
Greenwich, CT                                                     (since 1992); formerly                 Fountainhead Water
Date of Birth: 5/19/1933                                          President and CEO of Nestle            Company, Careside,
                                                                  Foods.                                 Inc., Lincoln Snacks,
                                                                                                         J.B. Williams Co., Inc.
                                                                                                         (personal care
                                                                                                         products) and Seix
                                                                                                         Fund, Inc.*

THOMAS J. NEFF                     Trustee since 1993             Chairman of Spencer Stuart,            Currently serves as
Spencer Stuart                                                    an executive search                    director of Ace, Ltd.
277 Park Avenue                                                   consulting firm (since 1996);          and Exult, Inc.
New York, NY                                                      President of Spencer Stuart
Date of Birth: 10/2/1937                                          (1979-1996).

JAMES F. ORR, III                  Trustee since 2002             President and CEO of                   Currently serves as
80 Pinckney Street                                                LandingPoint Capital (since            Chairman of
Boston, MA                                                        2002); Chairman and CEO of             Rockefeller
Date of Birth: 3/5/1943                                           United Asset Management                Foundation, Director
                                                                  Corporation (2000 to 2001);            of Nashua Corp. and
                                                                  Chairman and CEO of UNUM               SteelPoint
                                                                  Provident Corporation                  Technologies.
                                                                  (1999 - merger); Chairman
                                                                  and CEO of UNUM
                                                                  Corporation (1988 - 1999).

----------
* Seix Fund, Inc. is a registered investment company that is advised by Seix Investment Advisors Inc. Seix Investment Advisors Inc.'s Chairman, CEO, and Chief Investment Officer is married to Robert Dow, the Trust's Chairman, CEO, and President and the Managing Partner of Lord Abbett.

None of the officers listed below have received compensation from the Trust. All the officers of the Trust may also be officers of the other Lord
Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, New Jersey 07302.

NAME AND                              CURRENT POSITION             LENGTH OF SERVICE             PRINCIPAL OCCUPATION
(DATE OF BIRTH)                          WITH TRUST               OF CURRENT POSITION           DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------------
ROBERT S. DOW                      Chief Executive                Elected in 1996               Managing Partner and
(3/8/1945)                         Officer and President                                        Chief Investment
                                                                                                Officer of Lord Abbett
                                                                                                since 1996.

ZANE E. BROWN                      Executive Vice                 Elected in 1996               Partner and Director
(12/09/1951)                       President                                                    of Fixed Income
                                                                                                Management, joined
                                                                                                Lord Abbett in 1992.

ROBERT I. GERBER                   Executive Vice                 Elected in 1998               Partner and Director of
(5/29/1954)                        President                                                    Taxable Fixed Income
                                                                                                Management, joined
                                                                                                Lord Abbett in 1997.

ROBERT G. MORRIS                   Executive Vice                 Elected in 1995               Partner and Director
(11/6/1944)                        President                                                    of Equity Investments,
                                                                                                joined Lord Abbett in
                                                                                                1991.

CHRISTOPHER J. TOWLE               Executive Vice                 Elected in 1999               Partner and
(10/12/1957)                       President                                                    Investment Manager,
                                                                                                joined Lord Abbett in
                                                                                                1987.

PAUL A. HILSTAD                    Vice President and             Elected in 1995               Partner and General
(12/13/1942)                       Secretary                                                    Counsel, joined Lord
                                                                                                Abbett in 1995.

JOAN A. BINSTOCK                   Chief Financial                Elected in 1999               Partner and Chief
(3/4/1954)                         Officer and Vice                                             Operations Officer,
                                   President                                                    joined Lord Abbett in
                                                                                                1999, prior thereto
                                                                                                Chief Operating
                                                                                                Officer of
                                                                                                Morgan Grenfell.

TRACIE E. AHERN                    Vice President and             Elected in 1999               Partner and Director of
(1/12/1968)                        Treasurer                                                    Portfolio Accounting
                                                                                                and Operations, joined
                                                                                                Lord Abbett in 1999,
                                                                                                prior thereto Vice
                                                                                                President - Head of
                                                                                                Fund Administration of
                                                                                                Morgan Grenfell.

DANIEL E. CARPER                   Vice President                 Elected in 1993               Partner, joined Lord
(1/22/1952)                                                                                     Abbett in 1979.

NAME AND                              CURRENT POSITION             LENGTH OF SERVICE             PRINCIPAL OCCUPATION
(DATE OF BIRTH)                          WITH TRUST               OF CURRENT POSITION           DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------------
MICHAEL S. GOLDSTEIN               Vice President                 Elected in 1999               Partner and Fixed
(10/29/1968)                                                                                    Income Investment
                                                                                                Manager, joined Lord
                                                                                                Abbett in 1997.

ELLEN G. ITSKOVITZ                 Vice President                 Elected in 2002               Partner and Senior
(10/30/1957)                                                                                    Research Analyst, joined
                                                                                                Lord Abbett in 1998.

LAWRENCE H. KAPLAN                 Vice President and             Elected in 1997               Partner and Deputy
(1/16/1957)                        Assistant Secretary                                          General Counsel, joined
                                                                                                Lord Abbett in 1997.

ROBERT A. LEE                      Vice President                 Elected in 1998               Partner and Fixed
(8/28/1969)                                                                                     Income Investment
                                                                                                Manager -Mortgage
                                                                                                and Asset Backed
                                                                                                Securities, joined Lord
                                                                                                Abbett in 1997.

A. EDWARD OBERHAUS, III            Vice President                 Elected in 1996               Partner and Manager of
(12/21/1959)                                                                                    Equity Trading, joined
                                                                                                Lord Abbett in 1983.

WALTER H. PRAHL                    Vice President                 Elected in 1998               Partner and Director
(2/13/1958)                                                                                     of Quantitative
                                                                                                Research, Taxable
                                                                                                Fixed Income, joined
                                                                                                Lord Abbett in 1997.

CHRISTINA T. SIMMONS               Vice President and             Elected in 2000               Assistant General
(11/12/1957)                       Assistant Secretary                                          Counsel, joined Lord
                                                                                                Abbett in 1999,
                                                                                                formerly Assistant
                                                                                                General Counsel of
                                                                                                Prudential
                                                                                                Investments from
                                                                                                1998 to 1999, prior
                                                                                                thereto counsel for
                                                                                                Drinker, Biddle &
                                                                                                Reath LLP, a law firm,
                                                                                                from 1985 to 1998.

FRANCIE W. TAI                     Assistant Treasurer            Elected in 2000               Director of Fund
(6/11/1965)                                                                                     Administration, joined
                                                                                                Lord Abbett in 2000,
                                                                                                prior thereto Manager
                                                                                                of Goldman Sachs.

Please call 1-888-522-2388 for a copy of the Statement of Additional Information
(SAI), which contains further information about the Trustees. It is available free upon request.

HOUSEHOLDING:

The Trust has adopted a policy that allows it to send only one copy of a Fund's prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same "household." This reduces the Trust's expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call Lord Abbett at 800-821-5129 or send a written request with your name, the name of your fund or funds, and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219100, Kansas City, MO 64121.

[LORD ABBETT LOGO]

                   This report when not used for the general
                 information of shareholders of the Fund,is to be distributed only if preceded or accompanied by a current Fund Prospectus.

               Lord Abbett Mutual Fund shares are distributed by:
                           Lord Abbett Distributor LLC
              90 Hudson Street - Jersey City, New Jersey 07302-3973

                        Lord Abbett Investment Trust
                               Balanced Series
                               Lord Abbett High Yield Fund
                               Limited Duration U.S.Government Securities Series U.S.Government Securities Series

                                                                     LAIT-2-1102
                                                                          (1/03)